UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3420

Oppenheimer Integrity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2017

Item 1.  Reports to Stockholders.

Annual Report 12/31/2017 OppenheimerFunds® The Right Way to Invest Oppenheimer Total Return Bond Fund* *Prior to June 1, 2017, the Fund’s name was Oppenheimer Core Bond Fund.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Credit Index	Bloomberg Barclays U.S. Aggregate Bond Index	Citigroup Broad Investment Grade Bond Index
1-Year	4.29%	-0.67%	6.18%	3.54%	3.60%
5-Year	2.76	1.76	3.24	2.10	2.09
10-Year	0.31	-0.17	5.42	4.01	4.07

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER TOTAL RETURN BOND FUND

Fund Performance Discussion

MARKET OVERVIEW

Markets continued their general risk-on mode throughout 2017, with equities climbing and credit spreads tightening in most sectors. During the period, U.S. Treasury yields climbed up from the summer lows, but remained around the levels that have prevailed over the past couple of years.

The U.S. economy outperformed expectations in the second half of 2017, with gross domestic product (GDP) growth exceeding the 2% trend growth rate witnessed so far during the expansion. As of the reporting period’s end, private consumption, the driving force of the U.S. economy in recent years, is growing at a stable rate. In addition, business fixed investment has gained momentum in recent months and headwinds from international trade have turned into tailwinds as the lagged effects from earlier U.S. dollar strength diminish. In fact, U.S. dollar weakness is now leading to increased global growth momentum at period end. Business and consumer confidence are at cyclical highs and we believe the recent tax cut should lead to marginal additional spending in the coming two years, helping to sustain the current momentum. With the economy’s continued expansion, the Federal Reserve (“Fed”) is nearing its dual mandate of full employment and price stability. While inflation has surprised to the downside for a number of months recently, the Fed believes this to be temporary and continues down its prescribed course of gradual tightening. As communicated, the Fed began normalizing its balance sheet during the reporting period by discontinuing its interest reinvestment

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3        OPPENHEIMER TOTAL RETURN BOND FUND

program and raised interest rates for a third time this calendar year in December. Despite these tightening measures, by many measures financial conditions eased in 2017.

As alluded to above, market performance was positive for most risk assets in 2017 as the S&P 500 Index increased 21.83% and the MSCI All Country World Index rose 23.97%. U.S. Treasuries (as represented by the Bloomberg Barclays U.S. Treasury Index) generated a positive total return of 3.54%. Credit outperformed U.S. Treasuries for the year, with the Bloomberg Barclays U.S. Credit Index rising 6.18%. Among credit sectors of the investment grade fixed income market, investment grade corporate bonds performed well. Commercial mortgage-backed securities (CMBS) and mortgage-backed securities (MBS) issued by U.S. agencies also posted positive returns, as did asset-backed securities (ABS).

FUND REVIEW

Against this backdrop, the Fund’s Class A shares (without sales charge) produced a return of 4.29% during the reporting period. In comparison, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index and the Citigroup Broad Investment Grade Bond Index, which returned 3.54% and 3.60%, respectively, during the reporting period. As mentioned earlier, credit performed well this reporting period, with the Bloomberg Barclays U.S. Credit Index gaining 6.18%. The Fund had its largest allocation to credit assets, but it underperformed the Bloomberg Barclays Credit Index, which is comprised 100% of credit assets.

Primarily contributing to the Fund’s relative performance versus the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) was its underweight to U.S. Treasuries, its allocation to non-agency MBS and allocation to high yield credit. Primarily detracting from relative performance was the Fund’s overweight to asset-backed securities and security selection within agency MBS.

STRATEGY & OUTLOOK

We believe that macroeconomic fundamentals should continue to remain solid, with continued gains in wages and employment. Inflation may creep higher and potential fiscal stimulus could boost consumption at some point in the future. Likewise, we think the Fed is likely to hike rates at least two-to-three times in 2018 and we have been encouraged that the market has thus far taken balance sheet normalization in stride.

At the end of the reporting period, the Fund remains neutral duration as near term inflation risks appear to be fully priced into yields and the rise in risk premium appears consistent with a relative sanguine economic outlook, in our view. We have continued to maintain the Fund’s overweight to agency MBS relative to the Index. We believe the sector’s high quality and spread above Treasuries make it an attractive area to add incremental yield potential to the portfolio.

4        OPPENHEIMER TOTAL RETURN BOND FUND

Demand for credit-related securities has continued to be very strong. While corporate fundamentals appear stable, we do believe we currently reside in the fourth quarter of the credit cycle and that credit spreads do appear tight. As a result, we expect to remain cautiously engaged in investment grade corporate credit, with the Fund also including a modest exposure to typically high Sharpe ratio BB-rated corporates.

Krishna Memani
Portfolio Manager

Within structured products, we have continued to avoid student loan and more esoteric ABS. We have continued to favor auto and to some extent credit card ABS given their attractive fundamentals, carry and solid structures. We continue to have a smaller overweight to CMBS and remain up-in-structure as the issues within the retail sector give us pause at period end.

Peter A. Strzalkowski, CFA
Portfolio Manager

5        OPPENHEIMER TOTAL RETURN BOND FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION
Mortgage-Backed Obligations
Government Agency	29.6%
Non-Agency	10.6
Non-Convertible Corporate Bonds	34.7
and Notes
Short-Term Notes	13.7
Asset-Backed Securities	9.7
Investment Company
Oppenheimer Institutional	1.4
Government Money
Market Fund
U.S. Government Obligations	0.3

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on the total market value of investments.

CORPORATE BONDS & NOTES - TOP TEN

INDUSTRIES

Commercial Banks	6.4%
Oil, Gas & Consumable Fuels	3.4
Capital Markets	3.2
Diversified Telecommunication Services	2.2
Electric Utilities	1.9
Automobiles	1.7
Food Products	1.6
Health Care Providers & Services	1.5
Beverages	1.5
Chemicals	1.4

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2017, and are based on net assets.

6        OPPENHEIMER TOTAL RETURN BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/17

	Inception
	Date	1-Year	5-Year	10-Year
Class A (OPIGX)	4/15/88	4.29%	2.76%	0.31%
Class B (OIGBX)	5/3/93	3.39	1.94	-0.12
Class C (OPBCX)	7/11/95	3.43	1.95	-0.44
Class I (OPBIX)	4/27/12	4.81	3.13	3.91*
Class R (OPBNX)	3/1/01	3.95	2.46	0.05
Class Y (OPBYX)	4/27/98	4.60	2.93	0.59

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/17

	Inception
	Date	1-Year	5-Year	10-Year
Class A (OPIGX)	4/15/88	-0.67%	1.76%	-0.17%
Class B (OIGBX)	5/3/93	-1.61	1.58	-0.12
Class C (OPBCX)	7/11/95	2.43	1.95	-0.44
Class I (OPBIX)	4/27/12	4.81	3.13	3.91	*
Class R (OPBNX)	3/1/01	3.95	2.46	0.05
Class Y (OPBYX)	4/27/98	4.60	2.93	0.59

* Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 12/31/17
Class A	2.65%
Class B	1.81
Class C	1.95
Class I	3.15
Class R	2.45
Class Y	3.12

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 12/31/17
Class A	2.54%
Class B	1.79
Class C	1.93
Class I	3.12
Class R	2.43
Class Y	2.95

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after

7        OPPENHEIMER TOTAL RETURN BOND FUND

conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended December 31, 2017 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended December 31, 2017. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Credit Index, an index of non-convertible U.S. investment grade corporate bonds; the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds and the Citigroup Broad Investment Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2017, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER TOTAL RETURN BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER TOTAL RETURN BOND FUND

Actual	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During 6 Months Ended December 31, 2017
Class A	$1,000.00	$1,014.30	$3.82
Class B	1,000.00	1,009.80	8.29
Class C	1,000.00	1,010.00	8.09
Class I	1,000.00	1,017.60	2.04
Class R	1,000.00	1,012.60	5.49
Class Y	1,000.00	1,015.90	2.29

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,021.42	3.83
Class B	1,000.00	1,016.99	8.32
Class C	1,000.00	1,017.19	8.12
Class I	1,000.00	1,023.19	2.04
Class R	1,000.00	1,019.76	5.51
Class Y	1,000.00	1,022.94	2.30

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2017 are as follows:

Class	Expense Ratios
Class A	0.75%
Class B	1.63
Class C	1.59
Class I	0.40
Class R	1.08
Class Y	0.45

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS December 31, 2017

	Principal Amount	Value
Asset-Backed Securities—13.4%
Auto Loan—8.7%
Ally Auto Receivables Trust, Series 2017-3, Cl. A1, 1.10%, 6/15/18	$34,582	$34,576
American Credit Acceptance Receivables Trust:
Series 2014-4, Cl. D, 5.24%, 2/10/22[1]	825,000	829,591
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]	155,017	155,069
Series 2015-1, Cl. C, 4.29%, 4/12/21[1]	1,275,000	1,287,739
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]	802,129	804,463
Series 2015-3, Cl. C, 4.84%, 10/12/21[1]	4,445,000	4,532,739
Series 2015-3, Cl. D, 5.86%, 7/12/22[1]	1,875,000	1,915,050
Series 2016-4, Cl. B, 2.11%, 2/12/21[1]	2,075,000	2,073,653
Series 2017-3, Cl. B, 2.25%, 1/11/21[1]	1,235,000	1,230,881
Series 2017-4, Cl. B, 2.61%, 5/10/21[1]	1,000,000	999,551
Series 2017-4, Cl. C, 2.94%, 1/10/24[1]	2,831,000	2,828,903
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	2,418,000	2,415,101
AmeriCredit Automobile Receivables Trust:
Series 2013-4, Cl. D, 3.31%, 10/8/19	815,000	817,783
Series 2015-2, Cl. D, 3.00%, 6/8/21	4,152,000	4,194,501
Series 2017-2, Cl. D, 3.42%, 4/18/23	3,735,000	3,775,522
Series 2017-3, Cl. D, 3.18%, 7/18/23	4,000,000	4,010,991
Series 2017-4, Cl. D, 3.08%, 12/18/23	3,250,000	3,240,234
Capital Auto Receivables Asset Trust:
Series 2014-1, Cl. D, 3.39%, 7/22/19	785,000	787,216
Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	560,000	557,339
CarFinance Capital Auto Trust:
Series 2014-1A, Cl. D, 4.90%, 4/15/20[1]	2,240,000	2,273,057
Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	273,299	272,976
CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	930,000	934,749
Series 2015-3, Cl. D, 3.27%, 3/15/22	3,045,000	3,055,659
Series 2016-1, Cl. D, 3.11%, 8/15/22	2,045,000	2,060,405
Series 2016-3, Cl. D, 2.94%, 1/17/23	1,330,000	1,315,983
Series 2016-4, Cl. D, 2.91%, 4/17/23	3,105,000	3,065,990
Series 2017-1, Cl. D, 3.43%, 7/17/23	2,675,000	2,676,523
Series 2017-4, Cl. D, 3.30%, 5/15/24	1,435,000	1,425,441
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[1]	1,738,334	1,735,958
CPS Auto Receivables Trust:
Series 2013-C, Cl. D, 6.59%, 8/15/19[1]	1,320,000	1,342,287
Series 2017-C, Cl. A, 1.78%, 9/15/20[1]	900,928	899,606
Series 2017-C, Cl. B, 2.30%, 7/15/21[1]	1,275,000	1,270,141
CPS Auto Trust:
Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	735,000	736,126
Series 2017-D, Cl. B, 2.43%, 1/18/22[1]	2,390,000	2,382,132
Credit Acceptance Auto Loan Trust, Series 2017-3A, Cl. C, 3.48%, 10/15/26[2]	2,865,000	2,845,958
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	220,000	223,552
Series 2015-CA, Cl. D, 4.20%, 9/15/21[1]	1,535,000	1,568,298

11        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Auto Loan (Continued)
Drive Auto Receivables Trust: (Continued)
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	$ 1,728,315	$1,739,524
Series 2016-BA, Cl. C, 3.19%, 7/15/22[1]	3,935,000	3,965,410
Series 2016-CA, Cl. C, 3.02%, 11/15/21[1]	1,725,000	1,738,438
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	1,905,000	1,957,111
Series 2017-1, Cl. B, 2.36%, 3/15/21	1,975,000	1,977,145
Series 2017-2, Cl. B, 2.25%, 6/15/21	1,285,000	1,285,808
Series 2017-2, Cl. C, 2.75%, 9/15/23	1,415,000	1,417,592
Series 2017-3, Cl. C, 2.80%, 7/15/22	1,590,000	1,591,409
Series 2017-AA, Cl. C, 2.98%, 1/18/22[1]	4,240,000	4,269,865
Series 2017-AA, Cl. D, 4.16%, 5/15/24[1]	2,425,000	2,487,235
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	2,685,000	2,721,964
DT Auto Owner Trust:
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	2,171,263	2,178,349
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	1,175,000	1,195,012
Series 2016-1A, Cl. B, 2.79%, 5/15/20[1]	73,443	73,466
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	870,000	895,008
Series 2017-1A, Cl. C, 2.70%, 11/15/22[1]	1,799,000	1,794,995
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	2,085,000	2,085,105
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	1,815,000	1,844,594
Series 2017-2A, Cl. B, 2.44%, 2/15/21[1]	2,745,000	2,750,097
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	2,405,000	2,422,784
Series 2017-3A, Cl. B, 2.40%, 5/17/21[1]	2,455,000	2,448,378
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	2,710,000	2,750,777
Series 2017-4A, Cl. C, 2.86%, 7/17/23[1]	1,515,000	1,515,917
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	5,210,000	5,199,409
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]	1,995,000	1,996,627
Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. D, 6.81%, 8/17/20[1]	3,263,102	3,291,770
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	1,809,782	1,816,577
Series 2017-3A, Cl. A, 2.05%, 12/15/21[1]	1,882,399	1,879,856
Flagship Credit Auto Trust:
Series 2013-2, Cl. D, 6.26%, 2/16/21[1]	835,000	841,314
Series 2014-1, Cl. D, 4.83%, 6/15/20[1]	360,000	367,017
Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	4,265,000	4,509,605
GM Financial Automobile Leasing Trust, Series 2017-3, Cl. C, 2.73%, 9/20/21	1,565,000	1,550,279
Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1, Cl. D, 4.852% [LIBOR01M+330], 9/27/21[1,3]	900,000	901,509
Series 2017-1, Cl. C, 3.102% [LIBOR01M+155], 6/27/22[1,3]	750,000	754,593
Series 2017-1, Cl. D, 3.852% [LIBOR01M+230], 6/27/22[1,3]	865,000	865,465
Nissan Auto Lease Trust, Series 2017-A, Cl. A3, 1.91%, 4/15/20	2,920,000	2,910,355
Santander Drive Auto Receivables Trust:
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	2,915,000	2,921,321
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	2,140,000	2,155,105
Series 2014-1, Cl. E, 3.92%, 5/17/21	1,320,000	1,332,720
Series 2015-5, Cl. D, 3.65%, 12/15/21	1,665,000	1,690,879
Series 2016-2, Cl. D, 3.39%, 4/15/22	1,975,000	2,005,227

12        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Auto Loan (Continued)
Santander Drive Auto Receivables Trust: (Continued)
Series 2017-1, Cl. D, 3.17%, 4/17/23	$ 1,900,000	$1,910,808
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	5,845,000	6,010,930
Series 2017-2, Cl. D, 3.49%, 7/17/23	2,875,000	2,905,832
Series 2017-3, Cl. D, 3.20%, 11/15/23	5,315,000	5,324,842
Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[1]	2,575,000	2,574,560
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	1,510,000	1,506,087
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	1,941,930	1,938,636
Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[1]	2,430,000	2,496,157
Series 2017-2A, Cl. A1, 1.45%, 8/15/18[1]	1,038,480	1,038,355
Series 2017-2A, Cl. E, 4.63%, 7/15/24[1]	3,210,000	3,217,708

		179,595,269

Credit Card—4.3%
Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 2.127% [LIBOR01M+65], 8/16/21[1,3]	1,405,000	1,409,876
Series 2016-1, Cl. A1, 1.78%, 6/15/22	6,793,000	6,755,420
Series 2016-1, Cl. A2, 2.327% [LIBOR01M+85], 6/15/22[3]	7,745,000	7,819,683
Capital One Multi-Asset Execution Trust:
Series 2014-A4, Cl. A4, 1.837% [LIBOR01M+36], 6/15/22[3]	1,365,000	1,370,900
Series 2016-A1, Cl. A1, 1.927% [LIBOR01M+45], 2/15/22[3]	5,132,000	5,157,244
Series 2016-A3, Cl. A3, 1.34%, 4/15/22	2,305,000	2,282,009
Chase Issuance Trust, Series 2014-A5, Cl. A5, 1.847%
[LIBOR01M+37], 4/15/21[3]	3,225,000	3,237,730
Citibank Credit Card Issuance Trust, Series 2014-A6, Cl. A6, 2.15%, 7/15/21	10,621,000	10,634,407
Discover Card Execution Note Trust:
Series 2012-A6, Cl. A6, 1.67%, 1/18/22	4,190,000	4,167,045
Series 2016-A1, Cl. A1, 1.64%, 7/15/21	7,965,000	7,940,640
Series 2016-A4, Cl. A4, 1.39%, 3/15/22	7,570,000	7,479,217
Evergreen Credit Card Trust, Series 2016-3, Cl. A, 1.977%
[LIBOR01M+50], 11/16/20[1,3]	5,360,000	5,378,173
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	2,050,000	2,048,695
Series 2016-B, Cl. A, 1.44%, 6/15/22	5,912,000	5,895,207
Series 2017-A, Cl. A, 2.12%, 3/15/24	5,055,000	5,036,527
Series 2017-B, Cl. A, 1.98%, 6/15/23	6,455,000	6,437,738
Series 2017-C, Cl. A, 2.31%, 8/15/24	5,740,000	5,718,788

		88,769,299

Equipment—0.3%
CCG Receivables Trust, Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	2,915,000	2,886,724
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	960,000	955,542
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	176,700	175,622

13        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Equipment (Continued)
Verizon Owner Trust, Series 2017-3A, Cl. A1A, 2.06%, 4/20/22[1]	$ 2,545,000	$2,535,107

		6,552,995

Home Equity Loan—0.0%
CWABS Asset-Backed Certificates Trust, Series 2005-14, Cl. 1A1, 1.782% [US0001M+23], 4/25/36[3]	1,203,620	1,206,256

Loans: Other—0.1%
Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	955,000	949,898
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	1,346,195	1,343,432

		2,293,330

Total Asset-Backed Securities (Cost $278,490,604)		278,417,149

Mortgage-Backed Obligations—55.8%
Government Agency—41.1%
FHLMC/FNMA/FHLB/Sponsored—31.5%
Federal Home Loan Mortgage Corp. Gold Pool:
5.50%, 9/1/39	1,616,062	1,772,538
6.00%, 5/1/18-11/1/37	232,202	261,999
6.50%, 4/1/18-4/1/34	266,604	292,519
7.00%, 7/1/21-10/1/37	2,222,060	2,513,054
9.00%, 8/1/22-5/1/25	6,041	6,435
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 62.854%, 4/1/27[4]	237,795	49,986
Series 192, Cl. IO, 99.999%, 2/1/28[4]	30,306	5,673
Series 206, Cl. IO, 0.00%, 12/15/29[4,5]	57,335	15,063
Series 243, Cl. 6, 1.54%, 12/15/32[4]	192,548	33,025
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	3,294,632	3,282,008
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.207%, 6/1/26[6]	34,044	31,677
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	1,415	1,482
Series 1590, Cl. IA, 2.527% [LIBOR01M+105], 10/15/23[3]	511,754	522,772
Series 2034, Cl. Z, 6.50%, 2/15/28	4,580	5,074
Series 2043, Cl. ZP, 6.50%, 4/15/28	640,788	716,981
Series 2046, Cl. G, 6.50%, 4/15/28	251,128	276,879
Series 2053, Cl. Z, 6.50%, 4/15/28	4,118	4,562
Series 2063, Cl. PG, 6.50%, 6/15/28	293,784	326,775
Series 2145, Cl. MZ, 6.50%, 4/15/29	97,426	108,322
Series 2148, Cl. ZA, 6.00%, 4/15/29	138,803	152,827
Series 2195, Cl. LH, 6.50%, 10/15/29	269,956	300,020
Series 2326, Cl. ZP, 6.50%, 6/15/31	77,909	85,515
Series 2341, Cl. FP, 2.377% [LIBOR01M+90], 7/15/31[3]	133,708	137,315
Series 2423, Cl. MC, 7.00%, 3/15/32	505,660	574,977
Series 2461, Cl. PZ, 6.50%, 6/15/32	540,434	597,511

14        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2463, Cl. F, 2.477% [LIBOR01M+100], 6/15/32[3]	$ 511,593	$527,002
Series 2564, Cl. MP, 5.00%, 2/15/18	40,002	40,043
Series 2585, Cl. HJ, 4.50%, 3/15/18	20,012	20,029
Series 2635, Cl. AG, 3.50%, 5/15/32	440,658	447,980
Series 2676, Cl. KY, 5.00%, 9/15/23	590,794	621,360
Series 2707, Cl. QE, 4.50%, 11/15/18	41,921	42,154
Series 2770, Cl. TW, 4.50%, 3/15/19	16,813	16,984
Series 3010, Cl. WB, 4.50%, 7/15/20	111,733	113,886
Series 3025, Cl. SJ, 19.334% [(3.667) x LIBOR01M+2,475], 8/15/35[3]	98,394	143,213
Series 3030, Cl. FL, 1.877% [LIBOR01M+40], 9/15/35[3]	286,180	287,515
Series 3645, Cl. EH, 3.00%, 12/15/20	8,070	8,111
Series 3741, Cl. PA, 2.15%, 2/15/35	486,118	486,051
Series 3815, Cl. BD, 3.00%, 10/15/20	5,094	5,107
Series 3822, Cl. JA, 5.00%, 6/15/40	250,831	257,562
Series 3840, Cl. CA, 2.00%, 9/15/18	4,021	4,014
Series 3848, Cl. WL, 4.00%, 4/15/40	630,820	644,077
Series 3857, Cl. GL, 3.00%, 5/15/40	21,435	21,657
Series 4221, Cl. HJ, 1.50%, 7/15/23	721,904	711,407
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2129, Cl. S, 62.507%, 2/15/29[4]	334,302	61,362
Series 2130, Cl. SC, 65.151%, 3/15/29[4]	78,717	12,608
Series 2134, Cl. SB, 79.272%, 3/15/29[4]	93,923	13,103
Series 2422, Cl. SJ, 0.00%, 1/15/32[4,5]	295,923	52,792
Series 2493, Cl. S, 10.876%, 9/15/29[4]	23,749	4,625
Series 2682, Cl. TQ, 99.999%, 10/15/33[4]	619,820	106,425
Series 2796, Cl. SD, 81.745%, 7/15/26[4]	157,238	23,030
Series 2920, Cl. S, 12.728%, 1/15/35[4]	628,436	97,638
Series 2922, Cl. SE, 11.723%, 2/15/35[4]	518,675	85,683
Series 2981, Cl. AS, 7.464%, 5/15/35[4]	1,416,694	189,813
Series 2981, Cl. BS, 99.999%, 5/15/35[4]	1,316,434	196,010
Series 3005, Cl. WI, 0.00%, 7/15/35[4,5]	356,868	82,131
Series 3397, Cl. GS, 0.00%, 12/15/37[4,5]	235,918	38,114
Series 3424, Cl. EI, 0.00%, 4/15/38[4,5]	111,430	10,141
Series 3450, Cl. BI, 14.263%, 5/15/38[4]	2,640,630	392,386
Series 3606, Cl. SN, 17.683%, 12/15/39[4]	765,993	116,335
Federal National Mortgage Assn.:
2.50%, 1/1/33[7]	33,210,000	33,176,063
3.00%, 1/1/33[7]	116,175,000	118,368,167
3.50%, 1/1/48[7]	174,970,000	179,760,350
4.00%, 1/1/48[7]	120,050,000	125,617,695
4.50%, 1/1/48[7]	113,915,000	121,211,968
5.00%, 1/1/48[7]	28,340,000	30,469,928
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	17,142	17,463
5.50%, 12/1/18-5/1/36	1,045,954	1,160,699

15        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn. Pool: (Continued)
6.00%, 5/1/20	$ 4,236	$4,272
6.50%, 4/1/18-11/1/31	1,696,412	1,908,199
7.00%, 4/1/33-4/1/34	1,069,772	1,232,170
7.50%, 1/1/33-8/1/33	1,564,168	1,819,842
8.50%, 7/1/32	9,680	10,364
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 99.999%, 6/25/23[4]	210,765	27,101
Series 247, Cl. 2, 0.00%, 10/25/23[4,5]	24,542	3,353
Series 252, Cl. 2, 99.999%, 11/25/23[4]	215,779	31,875
Series 254, Cl. 2, 99.999%, 1/25/24[4]	404,092	61,116
Series 301, Cl. 2, 12.881%, 4/25/29[4]	111,374	24,286
Series 303, Cl. IO, 43.57%, 11/25/29[4]	26,057	6,359
Series 319, Cl. 2, 6.20%, 2/25/32[4]	91,236	20,638
Series 320, Cl. 2, 42.025%, 4/25/32[4]	1,823,597	453,816
Series 321, Cl. 2, 11.187%, 4/25/32[4]	276,817	65,703
Series 324, Cl. 2, 5.141%, 7/25/32[4]	131,284	29,972
Series 331, Cl. 9, 14.886%, 2/25/33[4]	1,042,905	214,690
Series 334, Cl. 14, 11.175%, 2/25/33[4]	885,670	214,657
Series 334, Cl. 15, 0.00%, 2/25/33[4,5]	591,774	139,187
Series 334, Cl. 17, 18.042%, 2/25/33[4]	31,831	6,243
Series 339, Cl. 12, 0.00%, 6/25/33[4,5]	684,140	158,447
Series 339, Cl. 7, 0.00%, 11/25/33[4,5]	700,557	145,631
Series 343, Cl. 13, 99.999%, 9/25/33[4]	816,572	174,545
Series 343, Cl. 18, 98.187%, 5/25/34[4]	474,264	100,054
Series 345, Cl. 9, 0.00%, 1/25/34[4,5]	353,210	73,396
Series 351, Cl. 10, 0.00%, 4/25/34[4,5]	278,486	60,355
Series 351, Cl. 8, 0.00%, 4/25/34[4,5]	492,221	98,006
Series 356, Cl. 10, 0.00%, 6/25/35[4,5]	347,947	71,797
Series 356, Cl. 12, 0.00%, 2/25/35[4,5]	171,642	37,529
Series 362, Cl. 13, 0.00%, 8/25/35[4,5]	451,520	100,135
Series 364, Cl. 16, 0.00%, 9/25/35[4,5]	619,863	137,589
Series 365, Cl. 16, 0.00%, 3/25/36[4,5]	396,790	80,974
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-104, Cl. ZB, 6.50%, 7/25/23	76,510	82,026
Series 1993-87, Cl. Z, 6.50%, 6/25/23	69,817	74,487
Series 1996-35, Cl. Z, 7.00%, 7/25/26	23,258	25,611
Series 1998-58, Cl. PC, 6.50%, 10/25/28	150,502	166,503
Series 1998-61, Cl. PL, 6.00%, 11/25/28	205,237	226,265
Series 1999-54, Cl. LH, 6.50%, 11/25/29	298,244	329,997
Series 1999-60, Cl. PG, 7.50%, 12/25/29	1,479,814	1,684,808
Series 2001-51, Cl. OD, 6.50%, 10/25/31	279,836	301,646
Series 2002-56, Cl. FN, 2.552% [LIBOR01M+100], 7/25/32[3]	172,727	175,944
Series 2003-100, Cl. PA, 5.00%, 10/25/18	218,312	219,250
Series 2003-130, Cl. CS, 10.996% [(2) x LIBOR01M+1,410], 12/25/33[3]	484,396	514,633
Series 2003-21, Cl. FK, 1.952% [LIBOR01M+40], 3/25/33[3]	42,008	42,067
Series 2003-84, Cl. GE, 4.50%, 9/25/18	5,608	5,635
Series 2004-25, Cl. PC, 5.50%, 1/25/34	27,374	27,730

16        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2005-104, Cl. MC, 5.50%, 12/25/25	$ 1,115,408	$1,194,160
Series 2005-109, Cl. AH, 5.50%, 12/25/25	3,104,405	3,275,817
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,480,000	2,744,633
Series 2005-71, Cl. DB, 4.50%, 8/25/25	258,296	267,022
Series 2005-73, Cl. DF, 1.802% [LIBOR01M+25], 8/25/35[3]	347,157	348,599
Series 2006-50, Cl. SK, 18.509% [(3.667) x
LIBOR01M+2,420], 6/25/36[3]	368,510	556,652
Series 2008-75, Cl. DB, 4.50%, 9/25/23	63,564	63,897
Series 2009-113, Cl. DB, 3.00%, 12/25/20	208,966	209,674
Series 2009-36, Cl. FA, 2.492% [LIBOR01M+94], 6/25/37[3]	245,345	250,820
Series 2009-37, Cl. HA, 4.00%, 4/25/19	36,028	36,060
Series 2009-70, Cl. TL, 4.00%, 8/25/19	53,366	53,481
Series 2010-43, Cl. KG, 3.00%, 1/25/21	62,821	63,109
Series 2011-15, Cl. DA, 4.00%, 3/25/41	153,766	156,594
Series 2011-3, Cl. EL, 3.00%, 5/25/20	355,929	356,702
Series 2011-3, Cl. KA, 5.00%, 4/25/40	947,033	1,002,312
Series 2011-38, Cl. AH, 2.75%, 5/25/20	4,011	4,011
Series 2011-82, Cl. AD, 4.00%, 8/25/26	136,619	137,781
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-15, Cl. SA, 99.999%, 3/17/31[4]	38,669	2,536
Series 2001-61, Cl. SE, 14.085%, 11/18/31[4]	139,732	25,525
Series 2001-65, Cl. S, 7.863%, 11/25/31[4]	308,604	59,441
Series 2001-81, Cl. S, 17.864%, 1/25/32[4]	42,716	7,987
Series 2002-12, Cl. SB, 14.296%, 7/25/31[4]	68,236	14,122
Series 2002-2, Cl. SW, 0.00%, 2/25/32[4,5]	83,115	15,514
Series 2002-38, Cl. SO, 23.626%, 4/25/32[4]	49,380	8,693
Series 2002-41, Cl. S, 34.876%, 7/25/32[4]	491,809	79,913
Series 2002-47, Cl. NS, 17.456%, 4/25/32[4]	134,860	26,864
Series 2002-5, Cl. SD, 99.999%, 2/25/32[4]	61,492	11,008
Series 2002-51, Cl. S, 17.841%, 8/25/32[4]	123,827	23,549
Series 2002-52, Cl. SD, 45.563%, 9/25/32[4]	196,789	40,058
Series 2002-60, Cl. SM, 0.094%, 8/25/32[4]	411,536	67,002
Series 2002-60, Cl. SY, 99.999%, 4/25/32[4]	400,451	14,570
Series 2002-64, Cl. SD, 10.387%, 4/25/27[4]	181,794	32,096
Series 2002-7, Cl. SK, 1.932%, 1/25/32[4]	245,027	42,988
Series 2002-75, Cl. SA, 11.896%, 11/25/32[4]	244,833	48,575
Series 2002-77, Cl. BS, 11.864%, 12/18/32[4]	489,481	97,856
Series 2002-77, Cl. IS, 32.303%, 12/18/32[4]	84,128	17,808
Series 2002-77, Cl. SH, 12.813%, 12/18/32[4]	64,094	12,265
Series 2002-84, Cl. SA, 3.301%, 12/25/32[4]	64,833	12,317
Series 2002-89, Cl. S, 23.329%, 1/25/33[4]	673,949	139,733
Series 2002-9, Cl. MS, 19.145%, 3/25/32[4]	3,787	699
Series 2002-90, Cl. SN, 0.00%, 8/25/32[4,5]	374,443	60,963
Series 2002-90, Cl. SY, 2.062%, 9/25/32[4]	206,100	34,302
Series 2003-14, Cl. OI, 34.423%, 3/25/33[4]	994,541	229,896
Series 2003-26, Cl. IK, 39.56%, 4/25/33[4]	387,776	89,823

17        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security: (Continued)
Series 2003-33, Cl. SP, 6.567%, 5/25/33[4]	$ 390,536	$86,527
Series 2003-4, Cl. S, 2.443%, 2/25/33[4]	115,642	25,094
Series 2003-52, Cl. NS, 6.634%, 6/25/23[4]	1,400,215	109,269
Series 2004-54, Cl. DS, 65.602%, 11/25/30[4]	39,781	6,700
Series 2004-56, Cl. SE, 4.936%, 10/25/33[4]	520,156	102,648
Series 2005-12, Cl. SC, 28.30%, 3/25/35[4]	243,522	34,437
Series 2005-40, Cl. SA, 32.936%, 5/25/35[4]	360,014	49,576
Series 2005-52, Cl. JH, 39.934%, 5/25/35[4]	747,597	106,969
Series 2005-6, Cl. SE, 53.693%, 2/25/35[4]	700,099	117,583
Series 2005-93, Cl. SI, 2.262%, 10/25/35[4]	456,147	63,788
Series 2006-53, Cl. US, 16.151%, 6/25/36[4]	34,934	5,354
Series 2008-55, Cl. SA, 0.00%, 7/25/38[4,5]	274,297	26,178
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	25,645	1,042
Series 2011-96, Cl. SA, 5.662%, 10/25/41[4]	1,103,107	166,890
Series 2012-134, Cl. SA, 5.083%, 12/25/42[4]	2,884,410	571,236
Series 2012-40, Cl. PI, 8.243%, 4/25/41[4]	2,082,418	310,739
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.334%, 9/25/23[6]	68,309	63,669

		652,911,699

GNMA/Guaranteed—9.6%
Government National Mortgage Assn. II Pool:
2.75% [H15T1Y+150], 7/20/25-7/20/27[3]	5,088	5,238
3.50%, 1/1/48[7]	62,815,000	64,987,025
4.00%, 1/1/48[7]	127,780,000	133,284,523
11.00%, 10/20/19	786	789
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 99.999%, 2/16/32[4]	237,645	1,088
Series 2002-41, Cl. GS, 99.999%, 6/16/32[4]	65,124	4,078
Series 2002-76, Cl. SY, 20.26%, 12/16/26[4]	92,660	10,968
Series 2007-17, Cl. AI, 51.60%, 4/16/37[4]	1,479,967	249,531
Series 2011-52, Cl. HS, 26.20%, 4/16/41[4]	4,455,448	622,290

		199,165,530

Non-Agency—14.7%
Commercial—7.7%
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 99.999%, 4/14/29[4]	1,128,301	762
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 3.41% [H15T1Y+210], 9/26/35[1,3]	451,288	453,410
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[2,4,5,8]	101,785	2,485
CD Commercial Mortgage Trust:
Series 2016-CD2, Cl. AM, 3.668%, 11/10/49[9]	1,795,000	1,839,679
Series 2017-CD3, Cl. AS, 3.833%, 2/10/50	2,875,000	2,972,272

18        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Commercial (Continued)
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 12.227%, 11/13/50[4]	$ 11,860,855	$793,106
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 3.448%, 1/25/36[9]	1,299,221	1,269,245
Citigroup Commercial Mortgage Trust:
Series 2012-GC8, Cl. AAB, 2.608%, 9/10/45	1,750,371	1,760,481
Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	1,515,000	1,563,056
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2017-C4, Cl. XA, 0.00%, 10/12/50[4,5]	31,197,269	2,469,950
COMM Mortgage Trust:
Series 2012-CR3, Cl. ASB, 2.372%, 10/15/45	334,650	333,958
Series 2012-LC4, Cl. A3, 3.069%, 12/10/44	698,676	703,014
Series 2013-CR13, Cl. ASB, 3.706%, 11/12/46	2,890,000	2,998,285
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[1]	2,945,000	2,963,331
Series 2013-CR7, Cl. D, 4.28%, 3/10/46[1,9]	3,015,000	2,405,790
Series 2014-CR20, Cl. ASB, 3.305%, 11/10/47	1,020,000	1,047,874
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	6,135,175	6,421,828
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	2,865,000	3,024,334
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	5,720,000	5,978,091
Series 2015-CR22, Cl. A2, 2.856%, 3/10/48	1,754,000	1,771,978
Series 2015-CR23, Cl. AM, 3.801%, 5/10/48	3,370,000	3,474,295
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[4,5]	13,068,109	808,132
CSMC Mortgage-Backed Trust, Series 2006-6, Cl. 1A4, 6.00%, 7/25/36	1,009,695	857,585
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	4,305,000	4,346,852
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Cl. 1A6, 2.202% [US0001M+65], 11/25/35[3]	857,368	612,030
FREMF Mortgage Trust:
Series 2011-K702, Cl. B, 4.774%, 4/25/44[1,9]	660,000	660,193
Series 2013-K25, Cl. C, 3.619%, 11/25/45[1,9]	605,000	596,543
Series 2013-K26, Cl. C, 3.598%, 12/25/45[1,9]	1,165,000	1,149,702
Series 2013-K27, Cl. C, 3.495%, 1/25/46[1,9]	650,000	638,068
Series 2013-K28, Cl. C, 3.49%, 6/25/46[1,9]	2,580,000	2,530,741
Series 2013-K712, Cl. C, 3.362%, 5/25/45[1,9]	335,000	335,627
Series 2013-K713, Cl. C, 3.165%, 4/25/46[1,9]	1,075,000	1,071,619
Series 2014-K714, Cl. C, 3.849%, 1/25/47[1,9]	815,402	817,872
Series 2014-K715, Cl. C, 4.125%, 2/25/46[1,9]	230,000	233,836
Series 2014-K717, Cl. B, 3.629%, 11/25/47[1,9]	1,757,000	1,793,905
Series 2015-K44, Cl. B, 3.684%, 1/25/48[1,9]	1,175,000	1,192,304
Series 2017-K62, Cl. B, 3.875%, 1/25/50[1,9]	1,040,000	1,051,783
Series 2017-K724, Cl. B, 3.487%, 11/25/23[1,9]	780,000	779,443
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[1]	2,075,000	2,093,272
GS Mortgage Securities Trust:
Series 2012-GC6, Cl. AS, 4.948%, 1/10/45[1]	1,666,000	1,783,779
Series 2013-GC12, Cl. AAB, 2.678%, 6/10/46	545,000	546,780
Series 2013-GC13, Cl. AS, 4.09%, 7/10/46[1,9]	1,000,000	1,051,988
Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	885,000	950,763
Series 2014-GC18, Cl. AAB, 3.648%, 1/10/47	1,333,000	1,380,208

19        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Commercial (Continued)
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6.00%, 4/25/37[1,9]	$ 2,026,233	$1,954,888
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-LC9, Cl. A4, 2.611%, 12/15/47	335,000	334,233
Series 2013-C10, Cl. AS, 3.372%, 12/15/47	4,205,000	4,245,998
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	3,490,000	3,732,623
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	527,000	530,772
Series 2013-LC11, Cl. ASB, 2.554%, 4/15/46	795,000	796,117
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	2,950,000	3,080,050
Series 2016-JP3, Cl. A2, 2.435%, 8/15/49	3,095,000	3,074,586
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.629%, 7/25/35[9]	1,160,512	1,192,068
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.387%, 7/26/36[1,9]	1,575,625	1,511,175
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17, Cl. ASB, 3.705%, 1/15/47	1,130,000	1,172,121
Series 2014-C18, Cl. A3, 3.578%, 2/15/47	1,525,000	1,558,401
Series 2014-C19, Cl. ASB, 3.584%, 4/15/47	635,000	655,545
Series 2014-C24, Cl. B, 4.116%, 11/15/47[9]	2,630,000	2,696,536
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	6,036,000	6,320,512
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	4,415,000	4,551,377
Series 2015-C28, Cl. AS, 3.532%, 10/15/48	3,400,000	3,436,149
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Cl. AS, 3.385%, 12/15/49	2,685,000	2,678,689
LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0.00%, 2/18/30[4,5]	54,360	3
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,8,9]	23,248	17,556
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7, Cl. AAB, 2.469%, 2/15/46	1,615,000	1,617,744
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	2,730,000	2,762,714
Series 2014-C19, Cl. AS, 3.832%, 12/15/47	5,035,000	5,190,611
Series 2016-C30, Cl. AS, 3.175%, 9/15/49	4,780,000	4,667,169
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 10.107%, 12/15/50[4]	13,335,000	823,531
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.968%, 11/26/36[1,9]	2,144,088	1,992,540
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.149%, 6/26/46[1,9]	896,008	838,594
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 3.446%, 7/26/45[1,9]	272,549	279,255
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2017-C5, Cl. XA, 11.683%, 11/15/50[4]	20,320,997	1,469,868
Wells Fargo Commercial Mortgage Trust:
Series 2015-C29, Cl. AS, 4.013%, 6/15/48[9]	4,610,000	4,803,739
Series 2016-C37, Cl. AS, 4.018%, 12/15/49	4,565,000	4,798,196
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 0.00%, 12/15/50[4,5]	18,545,704	1,336,895
WF-RBS Commercial Mortgage Trust:
Series 2012-C7, Cl. E, 4.825%, 6/15/45[1,9]	840,000	686,901
Series 2013-C14, Cl. AS, 3.488%, 6/15/46	2,330,000	2,373,212
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	1,693,000	1,765,716

20        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Commercial (Continued)
WF-RBS Commercial Mortgage Trust: (Continued)
Series 2014-C22, Cl. A3, 3.528%, 9/15/57	$675,000	$694,023
Series 2014-C25, Cl. AS, 3.984%, 11/15/47	5,225,000	5,411,933
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[9]	2,174,838	2,295,862
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2011-C3, Cl. XA, 37.797%, 3/15/44[1,4]	17,618,039	544,554

		159,422,705

Residential—7.0%
Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5.00%, 7/25/35	793,457	704,751
Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	477,551	446,686
Series 2007-C, Cl. 1A4, 3.444%, 5/20/36[9]	256,039	241,467
Series 2014-R7, Cl. 3A1, 3.544%, 3/26/36[1,8,9]	1,785,357	1,783,948
Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6.00%, 3/25/37	604,305	581,289
Bear Stearns ARM Trust:
Series 2005-2, Cl. A1, 3.26% [H15T1Y+245], 3/25/35[3]	1,839,720	1,863,969
Series 2005-9, Cl. A1, 3.52% [H15T1Y+230], 10/25/35[3]	783,533	800,574
Series 2006-1, Cl. A1, 3.67% [H15T1Y+225], 2/25/36[3]	2,180,513	2,190,184
Chase Funding Trust, Series 2003-2, Cl. 2A2, 1.888% [US0001M+56], 2/25/33[3]	362,314	343,711
CHL Mortgage Pass-Through Trust:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	495,422	453,331
Series 2006-6, Cl. A3, 6.00%, 4/25/36	420,758	371,439
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 3.21% [H15T1Y+240], 10/25/35[3]	3,883,522	3,911,650
Connecticut Avenue Securities:
Series 2014-C02, Cl. 1M1, 2.502% [US0001M+95], 5/25/24[3]	1,639,331	1,645,224
Series 2014-C03, Cl. 1M2, 4.552% [US0001M+300], 7/25/24[3]	5,251,531	5,616,381
Series 2016-C03, Cl. 1M1, 3.552% [US0001M+200], 10/25/28[3]	289,091	293,743
Series 2016-C07, Cl. 2M1, 2.852% [US0001M+130], 5/25/29[3]	2,621,003	2,637,748
Series 2016-C07, Cl. 2M2, 5.902% [US0001M+435], 5/25/29[3]	1,694,000	1,879,934
Series 2017-C02, Cl. 2M1, 2.702% [US0001M+115], 9/25/29[3]	3,823,347	3,858,633
Series 2017-C02, Cl. 2M2, 5.202% [US0001M+365], 9/25/29[3]	3,630,000	3,931,852
Series 2017-C03, Cl. 1M1, 2.502% [US0001M+95], 10/25/29[3]	3,823,493	3,854,533
Series 2017-C04, Cl. 2M2, 4.402% [US0001M+285], 11/25/29[3]	2,530,000	2,633,036
Series 2017-C06, Cl. 1M1, 2.302% [US0001M+75], 2/25/30[3]	2,857,601	2,867,863
Series 2017-C07, Cl. 1M1, 2.202% [US0001M+65], 5/25/30[3]	5,030,096	5,038,874
Series 2017-C07, Cl. 1M2, 3.952% [US0001M+240], 5/25/30[3]	2,970,000	3,051,328

21        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Residential (Continued)
Countrywide Alternative Loan Trust, Series 2005-21CB, Cl. A7, 5.50%, 6/25/35	$1,440,861	$1,384,903
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.522%, 7/25/35[9]	419,915	423,009
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 1.862% [US0001M+31], 7/25/35[3]	470,983	470,827
RALI Trust:
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	124,158	110,879
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	650,417	612,385
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	338,090	319,136
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2, Cl. M2, 5.802% [US0001M+425], 11/25/23[3]	4,345,000	4,837,438
Series 2014-DN1, Cl. M3, 6.052% [US0001M+450], 2/25/24[3]	3,595,000	4,202,819
Series 2014-DN2, Cl. M3, 5.152% [US0001M+360], 4/25/24[3]	4,610,000	5,146,793
Series 2014-HQ2, Cl. M2, 3.752% [US0001M+220], 9/25/24[3]	2,308,664	2,382,616
Series 2014-HQ2, Cl. M3, 5.302% [US0001M+375], 9/25/24[3]	4,050,000	4,632,887
Series 2015-HQA2, Cl. M2, 4.352% [US0001M+280], 5/25/28[3]	1,255,399	1,298,357
Series 2016-DNA1, Cl. M2, 4.452% [US0001M+290], 7/25/28[3]	1,580,000	1,628,513
Series 2016-DNA3, Cl. M1, 2.652% [US0001M+110], 12/25/28[3]	1,066,913	1,068,542
Series 2016-DNA4, Cl. M1, 2.352% [US0001M+80], 3/25/29[3]	1,204,265	1,206,715
Series 2016-DNA4, Cl. M3, 5.352% [US0001M+380], 3/25/29[3]	4,040,000	4,514,373
Series 2016-HQA2, Cl. M1, 2.752% [US0001M+120], 11/25/28[3]	426,795	427,285
Series 2016-HQA3, Cl. M1, 2.352% [US0001M+80], 3/25/29[3]	5,164,864	5,174,441
Series 2016-HQA3, Cl. M3, 5.402% [US0001M+385], 3/25/29[3]	3,850,000	4,292,748
Series 2016-HQA4, Cl. M1, 2.352% [US0001M+80], 4/25/29[3]	3,318,669	3,325,410
Series 2016-HQA4, Cl. M3, 5.452% [US0001M+390], 4/25/29[3]	3,995,000	4,449,057
Series 2017-DNA2, Cl. M2, 5.002% [US0001M+345], 10/25/29[3]	4,020,000	4,378,390
Series 2017-DNA3, Cl. M2, 4.052% [US0001M+250], 3/25/30[3]	2,120,000	2,198,345
Series 2017-HQA1, Cl. M1, 2.752% [US0001M+120], 8/25/29[3]	3,652,837	3,692,512
Series 2017-HQA1, Cl. M2, 5.102% [US0001M+355], 8/25/29[3]	4,760,000	5,143,297

22        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Residential (Continued)
Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2017-HQA3, Cl. M1, 2.102% [US0001M+55], 4/25/30[3]	$5,054,294	$5,055,080
Series 2017-HQA3, Cl. M2, 3.902% [US0001M+235], 4/25/30[3]	5,115,000	5,242,226
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10, Cl. A7, 3.453%, 10/25/33[9]	806,283	816,862
Series 2005-AR14, Cl. 1A4, 3.357%, 12/25/35[9]	1,055,032	1,033,646
Series 2005-AR16, Cl. 1A1, 3.363%, 12/25/35[9]	939,421	919,319
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 3.561%, 9/25/35[9]	1,453,484	1,412,471
Series 2005-AR15, Cl. 1A6, 3.561%, 9/25/35[9]	120,644	116,393
Series 2005-AR4, Cl. 2A2, 3.422%, 4/25/35[9]	3,377,809	3,399,844
Series 2006-AR10, Cl. 1A1, 3.354%, 7/25/36[9]	764,334	746,615
Series 2006-AR10, Cl. 5A5, 3.387%, 7/25/36[9]	2,159,453	2,183,408
Series 2006-AR2, Cl. 2A3, 3.544%, 3/25/36[9]	1,187,670	1,200,282
Series 2006-AR7, Cl. 2A4, 3.336%, 5/25/36[9]	69,819	69,318
Series 2006-AR8, Cl. 2A1, 3.568%, 4/25/36[9]	3,000,794	3,041,130
Series 2006-AR8, Cl. 2A4, 3.568%, 4/25/36[9]	564,441	572,028
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	358,022	375,325

		144,507,772

Total Mortgage-Backed Obligations (Cost $1,152,145,487)		1,156,007,706
U.S. Government Obligations—0.4%
United States Treasury Nts.:
0.75%, 2/28/18	168,000	167,842
1.50%, 5/31/19[10,11]	7,480,000	7,443,132

Total U.S. Government Obligations (Cost $7,661,988)		7,610,974
Corporate Bonds and Notes—48.3%
Consumer Discretionary—7.5%
Auto Components—0.1%
Lear Corp., 3.80% Sr. Unsec. Nts., 9/15/27	2,899,000	2,906,479

Automobiles—1.7%
Daimler Finance North America LLC:
2.20% Sr. Unsec. Nts., 5/5/20[1]	3,529,000	3,509,939
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	2,697,000	4,078,397
Ford Motor Credit Co. LLC:
2.425% Sr. Unsec. Nts., 6/12/20	2,780,000	2,764,978
3.664% Sr. Unsec. Nts., 9/8/24	3,123,000	3,167,230
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	1,336,000	1,586,697
General Motors Financial Co., Inc., 3.15% Sr. Unsec. Nts., 6/30/22	4,698,000	4,698,630
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	1,417,000	1,544,056
Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[1]	4,062,000	3,986,225
Nissan Motor Acceptance Corp., 2.15% Sr. Unsec. Nts., 9/28/20[1]	2,945,000	2,921,605

23        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Automobiles (Continued)
Volkswagen Group of America Finance LLC, 2.45% Sr. Unsec. Nts., 11/20/19[1]	$4,600,000	$4,598,769
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[1]	1,857,000	1,973,063

		34,829,589
Diversified Consumer Services—0.3%
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	5,273,000	5,363,274
Hotels, Restaurants & Leisure—0.5%
Aramark Services, Inc., 5.00% Sr. Unsec. Nts., 4/1/25[1]	3,166,000	3,352,161
Marriott International, Inc., 3.25% Sr. Unsec. Nts., 9/15/22	1,755,000	1,788,838
Royal Caribbean Cruises Ltd., 2.65% Sr. Unsec. Nts., 11/28/20	4,419,000	4,418,460

		9,559,459
Household Durables—1.3%
DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	4,563,000	4,559,013
Leggett & Platt, Inc., 3.50% Sr. Unsec. Nts., 11/15/27	2,489,000	2,469,190
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	4,458,000	4,647,465
Newell Brands, Inc.:
2.15% Sr. Unsec. Nts., 10/15/18	2,032,000	2,034,157
5.00% Sr. Unsec. Nts., 11/15/23	3,300,000	3,483,534
5.50% Sr. Unsec. Nts., 4/1/46	1,712,000	2,044,129
PulteGroup, Inc., 5.00% Sr. Unsec. Nts., 1/15/27	3,310,000	3,471,363
Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	2,711,000	2,822,829
4.875% Sr. Unsec. Nts., 3/15/27	1,445,000	1,502,800

		27,034,480
Internet & Catalog Retail—0.5%
Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	2,012,000	2,453,253
QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	8,575,000	8,758,075

		11,211,328
Media—1.3%
21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	1,983,000	2,302,815
Charter Communications Operating LLC/Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47	2,229,000	2,292,070
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	4,986,000	6,517,772
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	4,877,000	5,121,300
Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[1]	2,363,000	2,467,619
6.10% Sr. Unsec. Nts., 2/15/18[1]	1,253,000	1,258,876
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	3,253,000	3,060,614

24        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Media (Continued)
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	$4,439,000	$4,500,036

		27,521,102
Multiline Retail—0.2%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	4,315,000	4,528,053
Specialty Retail—1.1%
AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	689,000	683,428
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	4,298,000	4,632,763
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	4,306,000	4,612,802
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	4,823,000	4,893,335
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	3,050,000	3,050,000
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	4,650,000	4,583,843

		22,456,171
Textiles, Apparel & Luxury Goods—0.5%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[1]	5,292,000	5,450,760
Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	3,148,000	3,297,530
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	1,818,000	1,858,723

		10,607,013
Consumer Staples—4.8%
Beverages—1.5%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	4,162,000	4,154,189
3.65% Sr. Unsec. Nts., 2/1/26	3,032,000	3,133,489
4.90% Sr. Unsec. Nts., 2/1/46	1,864,000	2,167,079
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	2,213,000	3,527,906
Constellation Brands, Inc., 2.25% Sr. Unsec. Nts., 11/6/20	5,306,000	5,260,519
Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	1,465,000	1,447,102
2.10% Sr. Unsec. Nts., 7/15/21	4,663,000	4,573,741
4.20% Sr. Unsec. Nts., 7/15/46	1,061,000	1,084,659
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	4,732,000	5,015,649

		30,364,333
Food & Staples Retailing—0.7%
Alimentation Couche-Tard, Inc., 2.35% Sr. Unsec. Nts., 12/13/19[1]	5,322,000	5,323,547
CVS Health Corp.:
2.125% Sr. Unsec. Nts., 6/1/21	5,164,000	5,043,200
5.125% Sr. Unsec. Nts., 7/20/45	1,245,000	1,431,170
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	309,000	308,505
6.80% Sr. Unsec. Nts., 12/15/18	346,000	361,167

25        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Food & Staples Retailing (Continued)
Kroger Co. (The): (Continued) 6.90% Sr. Unsec. Nts., 4/15/38	$1,624,000	$2,104,321

		14,571,910
Food Products—1.6%
Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	3,613,000	3,458,296
8.50% Sr. Unsec. Nts., 6/15/19	4,716,000	5,110,038
Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25	2,755,000	2,849,391
4.375% Sr. Unsec. Nts., 6/1/46	1,857,000	1,845,223
Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	3,336,000	3,494,460
Mondelez International Holdings Netherlands BV, 1.625% Sr.
Unsec. Nts., 10/28/19[1]	5,164,000	5,091,159
Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[1]	4,314,000	4,289,908
TreeHouse Foods, Inc., 6.00% Sr. Unsec. Nts., 2/15/24[1]	3,696,000	3,862,320
Tyson Foods, Inc., 3.55% Sr. Unsec. Nts., 6/2/27	2,623,000	2,690,314

		32,691,109
Tobacco—1.0%
Altria Group, Inc., 4.00% Sr. Unsec. Nts., 1/31/24	3,823,000	4,058,229
BAT Capital Corp.:
2.297% Sr. Unsec. Nts., 8/14/20[1]	5,176,000	5,150,421
3.557% Sr. Unsec. Nts., 8/15/27[1]	2,470,000	2,477,475
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	3,951,000	3,947,958
Philip Morris International, Inc., 2.50% Sr. Unsec. Nts., 11/2/22	4,165,000	4,130,167
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	1,795,000	2,248,072

		22,012,322
Energy—3.8%
Energy Equipment & Services—0.4%
Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	1,193,000	1,374,183
Helmerich & Payne International Drilling Co., 4.65% Sr.
Unsec. Nts., 3/15/25	2,440,000	2,571,717
Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[1]	2,890,000	3,041,231

		6,987,131
Oil, Gas & Consumable Fuels—3.4%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	1,362,000	1,361,316
6.20% Sr. Unsec. Nts., 3/15/40	814,000	989,510
Andeavor, 5.125% Sr. Unsec. Nts., 12/15/26[1]	4,523,000	4,977,940
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
4.25% Sr. Unsec. Nts., 12/1/27	2,579,000	2,605,503
5.25% Sr. Unsec. Nts., 1/15/25	1,917,000	2,018,505
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	1,514,000	1,560,426
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	2,509,000	2,691,126

26        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	$3,984,000	$3,963,477
Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	1,012,000	996,283
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	3,896,000	3,874,185
Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	3,820,000	3,876,488
4.50% Sr. Unsec. Nts., 6/1/25	2,377,000	2,534,199
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	461,000	524,014
5.95% Sr. Unsec. Nts., 3/15/46	1,080,000	1,459,157
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	1,153,000	1,224,353
Energy Transfer LP, 5.30% Sr. Unsec. Nts., 4/15/47	1,501,000	1,495,873
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	1,186,000	1,244,579
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	987,000	1,086,935
4.90% Sr. Unsec. Nts., 5/15/46	779,000	860,931
EQT Corp., 2.50% Sr. Unsec. Nts., 10/1/20	4,630,000	4,600,427
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	3,962,000	4,348,211
Marathon Oil Corp., 4.40% Sr. Unsec. Nts., 7/15/27	2,600,000	2,721,588
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	1,422,000	1,527,597
ONEOK Partners LP:
4.90% Sr. Unsec. Nts., 3/15/25	2,101,000	2,255,582
8.625% Sr. Unsec. Nts., 3/1/19	2,222,000	2,372,182
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	2,311,000	2,331,336
Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28	2,374,000	2,406,025
Shell International Finance BV, 4.00% Sr. Unsec. Nts., 5/10/46	1,860,000	1,984,224
Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec.
Nts., 10/1/27	2,933,000	2,880,852
Williams Partners LP:
3.75% Sr. Unsec. Nts., 6/15/27	2,050,000	2,057,647
5.25% Sr. Unsec. Nts., 3/15/20	2,014,000	2,128,425
Woodside Finance Ltd., 8.75% Sr. Unsec. Nts., 3/1/19[1]	44,000	47,110

		71,006,006
Financials—13.4%
Capital Markets—3.2%
Apollo Management Holdings LP, 4.00% Sr. Unsec. Nts., 5/30/24[1]	2,967,000	3,039,433
Bank of New York Mellon Corp. (The), 3.00% Sub. Nts., 10/30/28	1,759,000	1,711,701
Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[1]	1,925,000	1,894,694
Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	4,078,000	4,190,350
Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	2,414,000	2,499,541
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec.
Nts., 4/17/26	1,635,000	1,753,156
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub.
Perpetual Bonds[3,12]	4,811,000	5,111,687

27        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Capital Markets (Continued)
Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	$2,654,000	$2,671,602
3.691% [US0003M+151] Sr. Unsec. Nts., 6/5/28[3]	1,000,000	1,015,368
3.75% Sr. Unsec. Nts., 2/25/26	2,550,000	2,620,331
4.017% [US0003M+137.3] Sr. Unsec. Nts., 10/31/38[3]	1,903,000	1,959,558
Macquarie Bank Ltd., 2.60% Sr. Unsec. Nts., 6/24/19[1]	4,251,000	4,263,035
Macquarie Group Ltd., 3.763% [US0003M+137.2] Sr. Unsec.
Nts., 11/28/28[1,3]	4,109,000	4,094,413
Morgan Stanley:
3.95% Sub. Nts., 4/23/27	1,200,000	1,220,591
4.375% Sr. Unsec. Nts., 1/22/47	3,246,000	3,563,908
5.00% Sub. Nts., 11/24/25	4,079,000	4,469,666
MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	4,281,000	4,505,753
Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[3]	1,800,000	1,794,944
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	2,338,000	2,352,686
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	3,908,000	3,919,874
TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	3,080,000	3,110,717
UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[1]	2,495,000	2,620,044
4.253% Sr. Unsec. Nts., 3/23/28[1]	1,954,000	2,062,263

		66,445,315
Commercial Banks—6.4%
ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[3]	6,000,000	6,185,256
Australia & New Zealand Banking Group Ltd. (New York), 2.625% Sr. Unsec. Nts., 5/19/22	4,175,000	4,163,441
Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	3,512,000	3,488,313
3.593% [US0003M+137] Sr. Unsec. Nts., 7/21/28[3]	600,000	610,428
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[3]	2,415,000	2,500,164
7.75% Jr. Sub. Nts., 5/14/38	3,035,000	4,558,306
Barclays plc, 4.375% Sr. Unsec. Nts., 1/12/26	5,209,000	5,430,367
BB&T Corp., 2.85% Sr. Unsec. Nts., 10/26/24	3,868,000	3,842,446
BNP Paribas SA:
3.50% Sr. Unsec. Nts., 11/16/27[1]	2,035,000	2,029,132
4.625% Sub. Nts., 3/13/27[1]	2,974,000	3,177,697
BPCE SA, 4.50% Sub. Nts., 3/15/25[1]	2,943,000	3,080,055
Citigroup, Inc.:
4.281% [US0003M+183.9] Sr. Unsec. Nts., 4/24/48[3]	4,210,000	4,586,088
4.75% Sub. Nts., 5/18/46	1,946,000	2,151,917
Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	2,409,000	2,401,769
2.65% Sr. Unsec. Nts., 5/26/22	1,014,000	1,005,635
Commonwealth Bank of Australia, 3.15% Sr. Unsec. Nts., 9/19/27[1]	3,696,000	3,647,406
Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	4,408,000	4,365,910

28        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Commercial Banks (Continued)
Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[1]	$4,978,000	$5,208,720
Deutsche Bank AG (New York NY), 3.30% Sr. Unsec. Nts., 11/16/22	4,156,000	4,138,868
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	2,461,000	2,542,614
First Republic Bank, 4.375% Sub. Nts., 8/1/46	1,716,000	1,759,900
Glencore Funding LLC, 4.00% Sr. Unsec. Nts., 4/16/25[1]	2,573,000	2,602,922
HSBC Holdings plc, 4.041% [US0003M+154.6] Sr. Unsec.
Nts., 3/13/28[3]	1,921,000	2,003,690
Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	2,425,000	2,464,743
Intesa Sanpaolo SpA, 3.875% Sr. Unsec. Nts., 7/14/27[1]	3,514,000	3,518,283
JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[3]	4,080,000	4,154,492
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[3]	7,219,000	7,487,190
4.26% [US0003M+158] Sr. Unsec. Nts., 2/22/48[3]	1,665,000	1,805,064
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	3,357,000	3,349,638
Lloyds Banking Group plc:
6.413% [US0003M+149.5] Jr. Sub. Perpetual Bonds[1,3,12]	214,000	247,705
6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[1,3,12]	2,718,000	3,186,855
PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec.
Nts., 5/19/27	3,749,000	3,765,247
RBS Capital Trust II, 6.425% [US0003M+194.25] Jr. Sub.
Perpetual Bonds[3,12]	3,000,000	3,669,000
Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	2,706,000	2,709,350
Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	2,893,000	2,886,624
Royal Bank of Scotland Group plc, 3.498% [US0003M+148]
Sr. Unsec. Nts., 5/15/23[3]	2,966,000	2,975,089
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	1,798,000	1,783,479
Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	2,818,000	2,798,133
US Bancorp:
3.10% Sub. Nts., 4/27/26	2,678,000	2,661,328
3.15% Sr. Unsec. Nts., 4/27/27	1,004,000	1,006,754
Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[3]	4,142,000	4,226,388
4.75% Sub. Nts., 12/7/46	2,447,000	2,739,096

		132,915,502
Consumer Finance—0.7%
American Express Co., 2.50% Sr. Unsec. Nts., 8/1/22	1,728,000	1,708,751
American Express Credit Corp., 3.30% Sr. Unsec. Nts., 5/3/27	3,103,000	3,151,669
Capital One Financial Corp., 3.75% Sr. Unsec. Nts., 3/9/27	1,666,000	1,686,530
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	1,743,000	1,756,772
4.10% Sr. Unsec. Nts., 2/9/27	1,728,000	1,772,836
Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[1]	2,975,000	3,112,199

		13,188,757

29        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Diversified Financial Services—0.5%
Berkshire Hathaway Energy Co., 2.00% Sr. Unsec. Nts., 11/15/18	$1,134,000	$1,135,098
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	1,973,000	2,034,175
Precision Castparts Corp., 2.50% Sr. Unsec. Nts., 1/15/23	2,568,000	2,553,178
Voya Financial, Inc., 5.65% [US0003M+358] Jr. Sub. Nts., 5/15/53[3]	4,857,000	5,184,847

		10,907,298
Insurance—1.2%
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	2,591,000	2,788,223
Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27[1]	1,096,000	1,079,700
CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27	3,697,000	3,649,540
Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub.
Nts., 2/24/32[3]	2,875,000	2,901,377
Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47	1,731,000	1,923,714
MetLife, Inc., 5.25% [US0003M+357.5] Jr. Sub. Perpetual
Bonds[3,12]	2,353,000	2,452,391
Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]	3,870,000	4,089,422
Prudential Financial, Inc.:
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[3]	3,954,000	4,215,953
5.375% [US0003M+303.1] Jr. Sub. Nts., 5/15/45[3]	887,000	952,638

		24,052,958
Real Estate Investment Trusts (REITs)—1.3%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	1,504,000	1,514,126
3.00% Sr. Unsec. Nts., 6/15/23	4,354,000	4,347,357
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	2,856,000	3,031,375
Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27	2,451,000	2,449,214
Digital Realty Trust LP:
3.40% Sr. Unsec. Nts., 10/1/20	445,000	454,046
5.875% Sr. Unsec. Nts., 2/1/20	1,846,000	1,958,668
HCP, Inc., 2.625% Sr. Unsec. Nts., 2/1/20	5,035,000	5,055,058
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26	4,267,000	4,571,024
Ventas Realty LP/Ventas Capital Corp., 2.00% Sr. Unsec. Nts., 2/15/18	1,374,000	1,373,962
VEREIT Operating Partnership LP, 3.00% Sr. Unsec. Nts., 2/6/19	1,619,000	1,627,104
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	681,000	681,297

		27,063,231
Thrifts & Mortgage Finance—0.1%
Nationwide Building Society, 4.125% [USISDA05+184.9]
Sub. Nts., 10/18/32[3]	2,820,000	2,825,766

30        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Health Care—4.6%
Biotechnology—0.9%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	$2,776,000	$2,857,747
4.70% Sr. Unsec. Nts., 5/14/45	849,000	949,784
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	1,105,000	1,315,695
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	3,017,000	3,127,116
5.00% Sr. Unsec. Nts., 8/15/45	534,000	607,707
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	1,929,000	2,234,772
Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	4,193,000	4,156,337
3.20% Sr. Unsec. Nts., 9/23/26	4,257,000	4,168,986

		19,418,144
Health Care Equipment & Supplies—1.1%
Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	4,106,000	4,108,310
3.75% Sr. Unsec. Nts., 11/30/26	4,402,000	4,527,372
Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	4,293,000	4,271,941
3.70% Sr. Unsec. Nts., 6/6/27	3,878,000	3,914,347
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	4,060,000	4,179,684
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	179,000	182,133
Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	2,218,000	2,588,069

		23,771,856
Health Care Providers & Services—1.5%
Anthem, Inc., 2.50% Sr. Unsec. Nts., 11/21/20	5,078,000	5,070,521
Cigna Corp., 5.125% Sr. Unsec. Nts., 6/15/20	4,432,000	4,704,367
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec.
Nts., 1/31/22[1]	6,409,000	7,061,720
Humana, Inc., 2.50% Sr. Unsec. Nts., 12/15/20	1,333,000	1,332,818
Laboratory Corp. of America Holdings:
2.625% Sr. Unsec. Nts., 2/1/20	5,038,000	5,053,529
3.60% Sr. Unsec. Nts., 2/1/25	2,881,000	2,930,092
UnitedHealth Group, Inc., 2.75% Sr. Unsec. Nts., 2/15/23	4,230,000	4,240,671

		30,393,718
Life Sciences Tools & Services—0.6%
Life Technologies Corp., 6.00% Sr. Unsec. Nts., 3/1/20	3,768,000	4,034,660
Quintiles IMS, Inc., 5.00% Sr. Unsec. Nts., 10/15/26[1]	4,298,000	4,421,568
Thermo Fisher Scientific, Inc.:
3.20% Sr. Unsec. Nts., 8/15/27	2,570,000	2,551,708
4.15% Sr. Unsec. Nts., 2/1/24	1,745,000	1,853,062

		12,860,998
Pharmaceuticals—0.5%
Allergan Funding SCS:
3.00% Sr. Unsec. Nts., 3/12/20	4,621,000	4,664,686

31        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Pharmaceuticals (Continued)
Allergan Funding SCS: (Continued) 3.80% Sr. Unsec. Nts., 3/15/25	$3,628,000	$3,698,262
Zoetis, Inc., 3.00% Sr. Unsec. Nts., 9/12/27	1,356,000	1,326,944

		9,689,892
Industrials—3.3%
Aerospace & Defense—0.8%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	3,469,000	3,602,653
Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	1,533,000	1,565,308
Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27[1]	1,950,000	1,947,563
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	2,760,000	3,197,249
Rolls-Royce plc, 2.375% Sr. Unsec. Nts., 10/14/20[1]	1,341,000	1,332,987
Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27	1,019,000	1,037,285
3.875% Sr. Unsec. Nts., 3/1/25	902,000	936,220
4.30% Sr. Unsec. Nts., 3/1/24	1,672,000	1,770,118
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[9]	668,000	667,033

		16,056,416
Air Freight & Couriers—0.1%
FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	1,054,000	1,128,279

Building Products—0.3%
Allegion US Holding Co., Inc., 3.55% Sec. Nts., 10/1/27	3,720,000	3,687,673
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	3,116,000	3,063,296

		6,750,969
Commercial Services & Supplies—0.2%
Republic Services, Inc., 3.80% Sr. Unsec. Nts., 5/15/18	3,298,000	3,321,097

Electrical Equipment—0.2%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	4,415,000	4,630,231

Industrial Conglomerates—0.5%
Carlisle Cos., Inc., 3.75% Sr. Unsec. Nts., 12/1/27	2,722,000	2,755,004
Roper Technologies, Inc.:
3.00% Sr. Unsec. Nts., 12/15/20	4,191,000	4,243,460
3.80% Sr. Unsec. Nts., 12/15/26	3,926,000	4,055,083

		11,053,547
Machinery—0.5%
CNH Industrial NV, 3.85% Sr. Unsec. Nts., 11/15/27	2,727,000	2,724,100
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	4,025,000	3,997,001
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	921,000	923,975
Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26	2,172,000	2,127,551

		9,772,627

32        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Road & Rail—0.2%
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	$636,000	$742,650
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr.
Unsec. Nts., 11/15/26[1]	3,688,000	3,647,340

		4,389,990
Trading Companies & Distributors—0.5%
Air Lease Corp.:
3.00% Sr. Unsec. Nts., 9/15/23	1,719,000	1,707,630
3.625% Sr. Unsec. Nts., 4/1/27	1,765,000	1,766,536
GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	4,225,000	4,176,936
United Rentals North America, Inc., 4.625% Sr. Unsec. Nts., 10/15/25	2,670,000	2,696,700

		10,347,802
Information Technology—3.1%
Electronic Equipment, Instruments, & Components—0.4%
Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	3,629,000	3,624,483
CDW LLC/CDW Finance Corp., 5.50% Sr. Unsec. Nts., 12/1/24	631,000	689,367
Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	3,740,000	3,951,169

		8,265,019
Internet Software & Services—0.4%
eBay, Inc., 2.15% Sr. Unsec. Nts., 6/5/20	4,300,000	4,272,032
VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	2,683,000	2,756,783
5.25% Sr. Unsec. Nts., 4/1/25	1,151,000	1,258,906

		8,287,721
IT Services—0.7%
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	2,323,000	2,307,583
DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	2,944,000	2,959,740
4.75% Sr. Unsec. Nts., 4/15/27	3,922,000	4,177,256
Fidelity National Information Services, Inc., 2.85% Sr. Unsec.
Nts., 10/15/18	788,000	792,932
Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	2,957,000	2,958,181

		13,195,692
Semiconductors & Semiconductor Equipment—0.1%
Intel Corp., 3.734% Sr. Unsec. Nts., 12/8/47[1]	1,479,000	1,538,465
Software—1.0%
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	1,650,000	1,733,715
Dell International LLC/EMC Corp.:
3.48% Sr. Sec. Nts., 6/1/19[1]	4,013,000	4,064,308
6.02% Sr. Sec. Nts., 6/15/26[1]	3,118,000	3,442,757
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	2,188,000	2,289,195

33        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Software (Continued)
Oracle Corp.:
2.40% Sr. Unsec. Nts., 9/15/23	$3,157,000	$3,119,488
2.95% Sr. Unsec. Nts., 5/15/25	3,127,000	3,142,805
VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	1,357,000	1,350,070
3.90% Sr. Unsec. Nts., 8/21/27	2,212,000	2,236,696

		21,379,034
Technology Hardware, Storage & Peripherals—0.5%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	3,046,000	3,436,902
Hewlett Packard Enterprise Co., 3.60% Sr. Unsec. Nts., 10/15/20	5,122,000	5,232,545
NetApp, Inc., 2.00% Sr. Unsec. Nts., 9/27/19	2,106,000	2,090,340

		10,759,787
Materials—2.7%
Chemicals—1.4%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	1,681,000	1,690,995
4.125% Sr. Unsec. Nts., 3/15/35	1,385,000	1,434,194
CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[1]	3,856,000	4,025,831
Ecolab, Inc., 2.00% Sr. Unsec. Nts., 1/14/19	3,432,000	3,426,947
LyondellBasell Industries NV, 5.00% Sr. Unsec. Nts., 4/15/19	3,307,000	3,396,022
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	3,940,000	4,166,550
RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22	3,050,000	3,128,465
3.75% Sr. Unsec. Nts., 3/15/27	1,026,000	1,039,869
4.25% Sr. Unsec. Nts., 1/15/48	1,247,000	1,243,797
Sherwin-Williams Co. (The):
3.30% Sr. Unsec. Nts., 2/1/25	915,000	910,774
3.45% Sr. Unsec. Nts., 6/1/27	1,390,000	1,414,590
3.95% Sr. Unsec. Nts., 1/15/26	1,587,000	1,657,337
Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[1]	2,395,000	2,379,591

		29,914,962
Construction Materials—0.4%
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]	1,172,000	1,157,383
Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27	2,593,000	2,578,224
Vulcan Materials Co., 3.90% Sr. Unsec. Nts., 4/1/27	3,376,000	3,456,450

		7,192,057
Containers & Packaging—0.6%
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	2,581,000	2,506,618
4.80% Sr. Unsec. Nts., 6/15/44	1,606,000	1,763,250
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	745,000	764,829

34        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Containers & Packaging (Continued)
Packaging Corp. of America: (Continued)
4.50% Sr. Unsec. Nts., 11/1/23	$3,023,000	$3,255,607
Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25[1]	3,315,000	3,414,450

		11,704,754
Metals & Mining—0.2%
Anglo American Capital plc:
3.625% Sr. Unsec. Nts., 9/11/24[1]	1,097,000	1,092,786
4.00% Sr. Unsec. Nts., 9/11/27[1]	2,200,000	2,188,144
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	1,230,000	1,435,895

		4,716,825
Paper & Forest Products—0.1%
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	2,196,000	2,272,860
Telecommunication Services—2.2%
Diversified Telecommunication Services—2.2%
AT&T, Inc.:
3.40% Sr. Unsec. Nts., 8/14/24	2,120,000	2,133,482
4.30% Sr. Unsec. Nts., 2/15/30[1]	3,909,000	3,913,591
4.35% Sr. Unsec. Nts., 6/15/45	4,374,000	4,047,577
5.15% Sr. Unsec. Nts., 2/14/50	1,625,000	1,639,482
British Telecommunications plc, 9.125% Sr. Unsec. Nts., 12/15/30	4,138,000	6,193,864
Deutsche Telekom International Finance BV, 2.225% Sr. Unsec. Nts., 1/17/20[1]	4,663,000	4,642,874
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	3,214,000	3,225,670
4.103% Sr. Unsec. Nts., 3/8/27	1,424,000	1,473,814
5.213% Sr. Unsec. Nts., 3/8/47	2,144,000	2,440,608
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	1,304,000	1,753,375
T-Mobile USA, Inc., 6.50% Sr. Unsec. Nts., 1/15/26	4,633,000	5,067,344
Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	2,824,000	2,750,251
4.125% Sr. Unsec. Nts., 8/15/46	2,299,000	2,130,521
4.522% Sr. Unsec. Nts., 9/15/48	4,124,000	4,073,659

		45,486,112
Utilities—2.9%
Electric Utilities—1.9%
AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[1]	2,044,000	2,137,450
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26	1,936,000	1,946,064
Duke Energy Corp.:
3.15% Sr. Unsec. Nts., 8/15/27	2,335,000	2,322,193
3.75% Sr. Unsec. Nts., 9/1/46	925,000	917,844
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	2,275,000	2,280,865
EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	3,186,000	3,211,211
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	3,944,000	3,929,692

35        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Electric Utilities (Continued)
Enel Finance International NV, 3.625% Sr. Unsec. Nts., 5/25/27[1]	$2,465,000	$2,453,237
Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	1,118,000	1,174,739
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	1,298,000	1,415,068
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	1,245,000	1,424,547
ITC Holdings Corp.:
3.35% Sr. Unsec. Nts., 11/15/27[1]	246,000	246,617
5.30% Sr. Unsec. Nts., 7/1/43	1,081,000	1,307,950
NextEra Energy Operating Partners LP, 4.25% Sr. Unsec. Nts., 9/15/24[1]	386,000	393,720
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	500,000	527,983
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	4,000,000	4,289,590
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	2,770,000	2,827,933
Southern Co. Gas Capital Corp., 4.40% Sr. Unsec. Nts., 5/30/47	1,490,000	1,601,524
Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	3,668,000	3,639,137
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	2,476,000	2,571,865

		40,619,229
Multi-Utilities—1.0%
Black Hills Corp., 2.50% Sr. Unsec. Nts., 1/11/19	2,592,000	2,599,699
Dominion Energy, Inc.:
2.579% Jr. Sub. Nts., 7/1/20	5,060,000	5,064,826
4.90% Sr. Unsec. Nts., 8/1/41	1,637,000	1,897,053
NiSource Finance Corp.:
3.49% Sr. Unsec. Nts., 5/15/27	3,875,000	3,950,678
6.80% Sr. Unsec. Nts., 1/15/19	536,000	560,285
Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	3,471,000	3,414,976
Virginia Electric & Power Co., 2.95% Sr. Unsec. Nts., 1/15/22	2,926,000	2,964,359

		20,451,876

Total Corporate Bonds and Notes (Cost $980,063,714)		1,000,418,545

Short-Term Notes—19.1%
Aerospace & Defense—0.3%
Rockwell Collins, Inc., 1.502%, 1/8/18[1,13,14]	5,100,000	5,097,612
Banks—0.4%
Toronto-Dominion Bank (The), 1.553%, 2/5/18[13,14]	9,000,000	8,985,028
Beverages—0.4%
Diageo Capital plc, 1.813%, 1/18/18[13,14]	9,200,000	9,191,219
Chemicals—1.0%
Air Liquide US LLC, 1.546%, 1/24/18[1,13,14]	8,400,000	8,391,119

36        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Chemicals (Continued)
Cabot Corp., 1.951%, 1/9/18[13,14]	$ 9,200,000	$9,196,512
Eastman Chemical Co., 1.532%, 1/9/18[13,14]	4,100,000	4,097,883

		21,685,514

Commercial Finance—0.5%
Caterpillar Financial Services Corp., 1.55%, 1/2/18[14]	9,200,000	9,198,343
Commercial Services & Supplies—0.9%
Cintas Corp.:
1.702%, 1/12/18[1,13,14]	7,500,000	7,494,943
1.722%, 1/16/18[1,13,14]	1,700,000	1,698,518
Waste Management, Inc., 1.731%, 1/2/18[1,13,14]	7,200,000	7,198,672

		16,392,133
Computers & Peripherals—0.7%
Hewlett Packard Enterprise Co., 1.532%, 1/3/18[14]	7,100,000	7,098,597
HP, Inc., 1.722%, 1/8/18[14]	900,000	899,643
NetApp, Inc., 1.462%, 1/3/18[1,13,14]	8,200,000	8,198,102

		16,196,342
Electric Utilities—2.6%
Alliant Energy Corp., 1.951%, 1/9/18[14]	9,200,000	9,195,235
Ameren Illinois Co., 1.813%, 1/19/18[14]	9,200,000	9,190,764
Duke Energy Corp., 1.513%, 1/18/18[1,13,14]	4,100,000	4,096,087
Eversource Energy, 1.901%, 1/8/18[13,14]	9,200,000	9,195,581
Kroger Co. (The), 1.70%, 1/2/18[13,14]	4,100,000	4,099,242
Puget Sound Energy, Inc.:
1.524%, 1/3/18[14]	6,300,000	6,298,542
1.524%, 1/8/18[14]	2,100,000	2,099,017
Sempra Energy Holdings, 1.983%, 1/22/18[13,14]	9,200,000	9,189,395
Southern Power Co., 1.951%, 1/3/18[13,14]	3,000,000	2,999,305

		56,363,168
Electronic Equipment & Instruments—0.4%
Amphenol Corp., 1.513%, 1/4/18[14]	8,400,000	8,397,661
Energy Equipment & Services—0.1%
Schlumberger Holdings Corp., 1.435%, 1/3/18[1,13,14]	2,800,000	2,799,330
Food & Staples Retailing—0.9%
CVS Health Corp., 1.752%, 1/8/18[1,13,14]	9,200,000	9,195,692
Walgreens Boots Alliance, Inc., 1.602%, 1/10/18[14]	8,950,000	8,944,946

		18,140,638
Food Products—1.2%
Campbell Soup Co., 1.442%, 1/4/18[1,13,14]	8,200,000	8,197,718
General Mills, Inc.:
1.552%, 1/8/18[13,14]	5,800,000	5,797,284
1.722%, 1/16/18[13,14]	3,400,000	3,397,088

37        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Food Products (Continued)
Mondelez International, Inc., 1.485%, 1/8/18[13,14]	$2,800,000	$2,798,689
Tyson Foods, Inc., 2.052%, 1/8/18[1,13,14]	4,100,000	4,098,075

		24,288,854
Health Care Providers & Services—0.4%
McKesson Corp., 1.983%, 1/22/18[1,13,14]	9,200,000	9,189,395

Hotels, Restaurants & Leisure—0.3%
Marriott International, Inc., 1.574%, 1/19/18[1,13,14]	6,100,000	6,093,876
Household Durables—0.9%
Mohawk Industries, Inc., 1.931%, 1/5/18[1,13,14]	9,200,000	9,197,004
Whirlpool Corp., 1.80%, 1/2/18[14]	9,200,000	9,199,540

		18,396,544
Household Products—0.8%
Church & Dwight Co., Inc., 1.463%, 1/5/18[1,13,14]	8,400,000	8,397,264
Clorox Co. (The), 1.682%, 1/16/18[1,13,14]	9,200,000	9,192,120

		17,589,384
Leasing & Factoring—0.8%
Harley-Davidson Financial Services, Inc.:
1.493%, 1/19/18[13,14]	3,300,000	3,296,687
1.603%, 1/25/18[13,14]	2,800,000	2,796,352
Hitachi Capital America Corp., 2.121%, 1/4/18[13,14]	9,200,000	9,197,438

		15,290,477
Machinery—0.5%
Snap-on, Inc., 1.921%, 1/3/18[1,13,14]	9,200,000	9,197,870
Media—0.6%
CBS Corp., 1.953%, 1/25/18[13,14]	4,100,000	4,094,659
WPP CP LLC, 1.773%, 1/10/18[13,14]	9,200,000	9,194,805

		13,289,464
Metals & Mining—0.2%
Glencore Funding LLC, 1.617%, 1/18/18[13,14]	3,700,000	3,696,269
Multi-Utilities—0.8%
CenterPoint Energy Resources Corp., 2.052%, 1/16/18[1,13,14]	9,200,000	9,192,120
Xcel Energy, Inc., 1.952%, 1/10/18[13,14]	9,200,000	9,194,805

		18,386,925
Paper, Containers & Packaging—0.4%
Avery Dennison, 1.813%, 1/16/18[13,14]	9,200,000	9,192,120
Personal Products—0.4%
Reckitt Benckiser Treasury Services plc, 1.496%, 1/16/18[13,14]	8,400,000	8,393,729

38        OPPENHEIMER TOTAL RETURN BOND FUND

	Principal Amount	Value
Software—0.2%
Thomson Reuters Corp., 1.596%, 2/12/18[14]	$3,700,000	$3,691,745
Specialty Retail—1.0%
Hasbro, Inc., 1.80%, 1/2/18[13,14]	9,200,000	9,198,299
Relx, Inc., 1.82%, 1/2/18[1,13,14]	9,200,000	9,198,299

		18,396,598
Telephone Utilities—1.6%
Bell Canada:
1.572%, 1/10/18[13,14]	4,600,000	4,597,346
1.586%, 2/12/18[13,14]	4,600,000	4,589,736
Deutsche Telekom AG, 1.612%, 1/11/18[14]	4,100,000	4,097,286
TELUS Corp., 1.909%, 3/20/18[1,14]	9,200,000	9,162,885
Vodafone Group plc, 1.672%, 1/5/18[14]	9,200,000	9,197,004

		31,644,257
Textiles, Apparel & Luxury Goods—0.4%
VF Corp., 1.455%, 1/22/18[1,13,14]	7,500,000	7,491,205
Water Utilities—0.4%
American Water Capital Corp., 1.911%, 1/8/18[13,14]	9,200,000	9,195,581

Total Short-Term Notes (Cost $395,920,322)		395,871,281
	Shares
Investment Company—1.9%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.22%[15,16] (Cost $40,200,770)	40,200,770	40,200,770
Total Investments, at Value (Cost $2,854,482,885)	138.9%	2,878,526,425
Net Other Assets (Liabilities)	(38.9)	(806,254,565)

Net Assets	100.0%	$2,072,271,860

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $536,631,594 or 25.90% of the Fund’s net assets at period end.

2. Restricted security. The aggregate value of restricted securities at period end was $2,848,443, which represents 0.14% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997- CTL1, Cl. IO, 0.00%, 6/22/24	4/21/97	$141,602	$2,485	$139,117
Credit Acceptance Auto Loan Trust, Series 2017-3A, Cl. C, 3.48%, 10/15/26	10/17/17	2,864,545	2,845,958	18,587

		$3,006,147	$2,848,443	$157,704

39        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

3. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

These securities amount to $16,260,771 or 0.78% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

These securities amount to $95,346 or less than 0.005% of the Fund’s net assets at period end.

7. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

8. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying

Notes.

9. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

10. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,980,238. See Note 6 of the accompanying Notes.

11. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Notes.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

13. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $299,200,073 or 14.44% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

14. Current yield as of period end.

15. Rate shown is the 7-day yield at period end.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2016	Gross Additions	Gross Reductions	Shares December 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. E	45,207,406	3,693,536,824	3,698,543,460	40,200,770

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$ 40,200,770	$ 333,809	$ —	$ —

40        OPPENHEIMER TOTAL RETURN BOND FUND

Futures Contracts as of December 31, 2017
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Long Bonds	Buy	3/20/18	246	USD 37,592	$ 37,638,000	$46,034
United States Treasury Nts., 10 yr.	Sell	3/20/18	1,784	USD 222,371	221,299,625	1,070,878
United States Treasury Nts., 2 yr.	Buy	3/29/18	723	USD 155,000	154,801,079	(199,199)
United States Treasury Nts., 5 yr.	Sell	3/29/18	177	USD 20,629	20,561,039	68,002
United States Ultra Bonds	Buy	3/20/18	776	USD 129,356	130,101,250	745,625

						$1,731,340

Glossary:

Definitions
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year

See accompanying Notes to Financial Statements.

41        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,814,282,115)	$2,838,325,655
Affiliated companies (cost $40,200,770)	40,200,770

2,878,526,425
Cash	2,008,274
Cash used for collateral on forward roll transactions	277,000
Receivables and other assets:
Investments sold (including $30,922,566 sold on a when-issued or delayed delivery basis)	31,140,652
Interest, dividends and principal paydowns	10,992,641
Shares of beneficial interest sold	1,955,859
Variation margin receivable	461,792
Other	157,479

Total assets	2,925,520,122

Liabilities
Payables and other liabilities:
Investments purchased (including $837,533,346 purchased on a when-issued or delayed delivery basis)	847,708,568
Shares of beneficial interest redeemed	3,677,859
Dividends	1,073,961
Variation margin payable	398,444
Distribution and service plan fees	158,355
Trustees’ compensation	102,900
Shareholder communications	12,680
Other	115,495

Total liabilities	853,248,262

Net Assets	$2,072,271,860

Composition of Net Assets
Par value of shares of beneficial interest	$302,378

Additional paid-in capital	2,059,823,742
Accumulated net investment income	121,413
Accumulated net realized loss on investments	(13,750,553)
Net unrealized appreciation on investments	25,774,880

Net Assets	$2,072,271,860

42        OPPENHEIMER TOTAL RETURN BOND FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $561,713,163 and 81,847,275 shares of beneficial interest outstanding)	$6.86

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.20

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,535,897 and 223,914 shares of beneficial interest outstanding)	$6.86

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $109,888,499 and 15,996,435 shares of beneficial interest outstanding)	$6.87

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $993,754,605 and 144,935,641 shares of beneficial interest outstanding)	$6.86

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $61,690,883 and 8,992,558 shares of beneficial interest outstanding)	$6.86

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $343,688,813 and 50,382,578 shares of beneficial interest outstanding)	$6.82

See accompanying Notes to Financial Statements.

43        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENT

OF OPERATIONS For the Year Ended December 31, 2017

Investment Income
Interest	$ 49,911,787
Fee income on when-issued securities	9,926,634
Dividends from affiliated companies	333,809

Total investment income	60,172,230

Expenses
Management fees	6,641,022
Distribution and service plan fees:
Class A	1,499,689
Class B	31,319
Class C	1,161,212
Class R	319,579

Transfer and shareholder servicing agent fees:
Class A	1,347,295
Class B	6,920
Class C	256,385
Class I	226,896
Class R	141,558
Class Y	479,938

Shareholder communications:
Class A	29,978
Class B	978
Class C	6,466
Class I	1,490
Class R	2,431
Class Y	5,991
Trustees’ compensation	89,214
Custodian fees and expenses	58,338
Borrowing fees	46,806
Other	256,540

Total expenses	12,610,045
Less reduction to custodian expenses	(1,264)
Less waivers and reimbursements of expenses	(1,054,485)

Net expenses	11,554,296

Net Investment Income	48,617,934

44        OPPENHEIMER TOTAL RETURN BOND FUND

Realized and Unrealized Gain
Net realized gain on:
Investment transactions in unaffiliated companies	$630,887
Futures contracts	3,747,983
Swap contracts	1,147,882
Net realized gain	5,526,752
Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	19,621,102
Futures contracts	2,121,260
Swap contracts	9,178
Net change in unrealized appreciation/depreciation	21,751,540

Net Increase in Net Assets Resulting from Operations	$75,896,226

See accompanying Notes to Financial Statements.

45        OPPENHEIMER TOTAL RETURN BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
Operations
Net investment income	$48,617,934	$ 39,323,071
Net realized gain (loss)	5,526,752	(7,614,288)
Net change in unrealized appreciation/depreciation	21,751,540	6,635,830
Net increase in net assets resulting from operations	75,896,226	38,344,613

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(16,718,573)	(14,366,630)
Class B	(57,323)	(131,127)
Class C	(2,214,788)	(2,190,672)
Class I	(23,512,132)	(17,218,844)
Class R	(1,547,383)	(1,248,018)
Class Y	(6,706,714)	(4,190,007)
	(50,756,913)	(39,345,298)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(57,873,340)	103,043,323
Class B	(3,889,996)	(4,348,933)
Class C	(19,436,187)	3,572,048
Class I	368,769,334	15,060,495
Class R	(3,088,015)	17,350,397
Class Y	163,984,247	92,010,771
	448,466,043	226,688,101

Net Assets
Total increase	473,605,356	225,687,416
Beginning of period	1,598,666,504	1,372,979,088
End of period (including accumulated net investment income of $121,413 and $85,929, respectively)	$2,072,271,860	$ 1,598,666,504

See accompanying Notes to Financial Statements.

46        OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$6.76	$6.74	$6.92	$6.70	$7.00
Income (loss) from investment operations:
Net investment income[1]	0.18	0.17	0.21	0.22	0.25
Net realized and unrealized gain (loss)	0.11	0.02	(0.17)	0.23	(0.27)
Total from investment operations	0.29	0.19	0.04	0.45	(0.02)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.17)	(0.22)	(0.23)	(0.28)
Net asset value, end of period	$6.86	$6.76	$6.74	$6.92	$6.70

Total Return, at Net Asset Value[2]	4.29%	2.75%	0.51%	6.76%	(0.35)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$561,713	$610,368	$508,179	$480,765	$361,838
Average net assets (in thousands)	$612,318	$596,259	$493,868	$412,758	$411,494
Ratios to average net assets:[3]
Net investment income	2.62%	2.41%	3.02%	3.23%	3.64%
Expenses excluding specific expenses listed below	0.87%	0.94%	0.95%	0.97%	0.99%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%
Total expenses[5]	0.87%	0.94%	0.95%	0.97%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.85%	0.85%	0.88%	0.90%
Portfolio turnover rate[6]	86%	80%	85%	137%	113%

47        OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	0.87%
Year Ended December 31, 2016	0.95%
Year Ended December 31, 2015	0.96%
Year Ended December 31, 2014	0.98%
Year Ended December 31, 2013	1.00%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681

See accompanying Notes to Financial Statements.

48        OPPENHEIMER TOTAL RETURN BOND FUND

Class B	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$6.76	$6.74	$6.92	$6.70	$7.00
Income (loss) from investment operations:
Net investment income[1]	0.12	0.11	0.15	0.17	0.20
Net realized and unrealized gain (loss)	0.11	0.02	(0.17)	0.23	(0.28)
Total from investment operations	0.23	0.13	(0.02)	0.40	(0.08)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.11)	(0.16)	(0.18)	(0.22)
Net asset value, end of period	$6.86	$6.76	$6.74	$6.92	$6.70

Total Return, at Net Asset Value[2]	3.39%	1.91%	(0.30)%	5.96%	(1.09)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,536	$5,361	$9,595	$14,474	$17,446
Average net assets (in thousands)	$3,133	$8,158	$11,806	$16,119	$23,230
Ratios to average net assets:[3]
Net investment income	1.74%	1.61%	2.21%	2.48%	2.89%
Expenses excluding specific expenses listed below	1.66%	1.71%	1.73%	1.73%	1.82%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%
Total expenses[5]	1.66%	1.71%	1.73%	1.73%	1.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.64%	1.65%	1.65%	1.65%	1.65%
Portfolio turnover rate[6]	86%	80%	85%	137%	113%

49        OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	1.66%
Year Ended December 31, 2016	1.72%
Year Ended December 31, 2015	1.74%
Year Ended December 31, 2014	1.74%
Year Ended December 31, 2013	1.83%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681

See accompanying Notes to Financial Statements.

50        OPPENHEIMER TOTAL RETURN BOND FUND

Class C	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$6.77	$6.75	$6.93	$6.71	$7.01
Income (loss) from investment operations:
Net investment income[1]	0.12	0.11	0.15	0.17	0.20
Net realized and unrealized gain (loss)	0.11	0.02	(0.17)	0.23	(0.28)
Total from investment operations	0.23	0.13	(0.02)	0.40	(0.08)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.11)	(0.16)	(0.18)	(0.22)
Net asset value, end of period	$6.87	$6.77	$6.75	$6.93	$6.71

Total Return, at Net Asset Value[2]	3.43%	1.92%	(0.30)%	5.95%	(1.09)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$109,888	$127,465	$123,612	$111,342	$97,196
Average net assets (in thousands)	$116,477	$136,900	$117,611	$99,536	$112,710
Ratios to average net assets:[3]
Net investment income	1.79%	1.60%	2.20%	2.47%	2.89%
Expenses excluding specific expenses listed below	1.63%	1.69%	1.71%	1.72%	1.74%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%
Total expenses[5]	1.63%	1.69%	1.71%	1.72%	1.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.65%	1.65%	1.65%	1.65%
Portfolio turnover rate[6]	86%	80%	85%	137%	113%

51        OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	1.63%
Year Ended December 31, 2016	1.70%
Year Ended December 31, 2015	1.72%
Year Ended December 31, 2014	1.73%
Year Ended December 31, 2013	1.75%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681

See accompanying Notes to Financial Statements.

52        OPPENHEIMER TOTAL RETURN BOND FUND

Class I	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$6.75	$6.74	$6.92	$6.70	$7.00
Income (loss) from investment operations:
Net investment income[1]	0.20	0.19	0.23	0.25	0.27
Net realized and unrealized gain (loss)	0.12	0.01	(0.17)	0.22	(0.27)

Total from investment operations	0.32	0.20	0.06	0.47	0.00
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.19)	(0.24)	(0.25)	(0.30)
Net asset value, end of period	$6.86	$6.75	$6.74	$6.92	$6.70

Total Return, at Net Asset Value[2]	4.81%	2.96%	0.85%	7.16%	0.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$993,755	$614,674	$598,204	$581,836	$506,455
Average net assets (in thousands)	$757,851	$621,576	$592,163	$559,118	$304,290
Ratios to average net assets:[3]
Net investment income	2.98%	2.77%	3.35%	3.60%	3.97%
Expenses excluding specific expenses listed below	0.43%	0.50%	0.51%	0.53%	0.54%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	0.43%	0.50%	0.51%	0.53%	0.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.42%	0.49%	0.50%	0.52%	0.53%
Portfolio turnover rate[6]	86%	80%	85%	137%	113%

53        OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	0.43%
Year Ended December 31, 2016	0.51%
Year Ended December 31, 2015	0.52%
Year Ended December 31, 2014	0.54%
Year Ended December 31, 2013	0.55%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681

See accompanying Notes to Financial Statements.

54        OPPENHEIMER TOTAL RETURN BOND FUND

Class R	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$6.76	$6.74	$6.92	$6.70	$7.00
Income (loss) from investment operations:
Net investment income[1]	0.16	0.14	0.19	0.20	0.23
Net realized and unrealized gain (loss)	0.10	0.02	(0.17)	0.23	(0.27)

Total from investment operations	0.26	0.16	0.02	0.43	(0.04)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.14)	(0.20)	(0.21)	(0.26)
Net asset value, end of period	$6.86	$6.76	$6.74	$6.92	$6.70

Total Return, at Net Asset Value[2]	3.95%	2.43%	0.20%	6.49%	(0.60)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$61,691	$63,752	$46,588	$36,272	$30,989
Average net assets (in thousands)	$64,342	$59,580	$42,837	$32,383	$35,063
Ratios to average net assets:[3]
Net investment income	2.29%	2.09%	2.70%	2.97%	3.39%
Expenses excluding specific expenses listed below	1.12%	1.19%	1.20%	1.22%	1.25%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	1.12%	1.19%	1.20%	1.22%	1.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.15%	1.15%	1.15%	1.15%
Portfolio turnover rate[6]	86%	80%	85%	137%	113%

55        OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	1.12%
Year Ended December 31, 2016	1.20%
Year Ended December 31, 2015	1.21%
Year Ended December 31, 2014	1.23%
Year Ended December 31, 2013	1.26%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681

See accompanying Notes to Financial Statements.

56        OPPENHEIMER TOTAL RETURN BOND FUND

Class Y	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Operating Data
Net asset value, beginning of period	$6.72	$6.70	$6.88	$6.66	$6.99
Income (loss) from investment operations:
Net investment income[1]	0.20	0.18	0.22	0.24	0.28
Net realized and unrealized gain (loss)	0.11	0.02	(0.17)	0.22	(0.32)

Total from investment operations	0.31	0.20	0.05	0.46	(0.04)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.18)	(0.23)	(0.24)	(0.29)
Net asset value, end of period	$6.82	$6.72	$6.70	$6.88	$6.66

Total Return, at Net Asset Value[2]	4.60%	3.01%	0.75%	7.06%	(0.59)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$343,689	$177,047	$86,801	$54,531	$10,093
Average net assets (in thousands)	$218,842	$158,960	$73,372	$16,845	$218,707
Ratios to average net assets:[3]
Net investment income	2.93%	2.64%	3.25%	3.48%	4.04%
Expenses excluding specific expenses listed below	0.62%	0.69%	0.70%	0.71%	0.59%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%[4]	0.00%	0.00%

Total expenses[5]	0.62%	0.69%	0.70%	0.71%	0.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.48%	0.60%	0.60%	0.62%	0.58%
Portfolio turnover rate[6]	86%	80%	85%	137%	113%

57        OPPENHEIMER TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 31, 2017	0.62%
Year Ended December 31, 2016	0.70%
Year Ended December 31, 2015	0.71%
Year Ended December 31, 2014	0.72%
Year Ended December 31, 2013	0.60%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Year Ended December 31, 2017	$9,083,844,819	$8,679,566,809
Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681

See accompanying Notes to Financial Statements.

58        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2017

1. Organization

Oppenheimer Total Return Bond Fund, formerly Oppenheimer Core Bond Fund (the “Fund”), is a separate fund of Oppenheimer Integrity Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

59        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for

60        OPPENHEIMER TOTAL RETURN BOND FUND

2. Significant Accounting Policies (Continued)

the fiscal year ended December 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$217,736	$—	$11,962,409	$23,986,736

1. At period end, the Fund had $11,962,409 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

No expiration	$11,962,409

2. During the reporting period, the Fund utilized $5,211,992 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $453,925,290 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Loss on Investments
$453,925,290	$2,174,463	$451,750,827

The tax character of distributions paid during the reporting periods:

61        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

	Year Ended December 31, 2017	Year Ended December 31, 2016
Distributions paid from:
Ordinary income	$50,756,913	$39,345,298

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,854,598,733
Federal tax cost of other investments	80,679,665

Total federal tax cost	$2,935,278,398

Gross unrealized appreciation	$33,954,594
Gross unrealized depreciation	(9,967,858)

Net unrealized appreciation	$23,986,736

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the

62        OPPENHEIMER TOTAL RETURN BOND FUND

3. Securities Valuation (Continued)

types of securities described below:

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

    Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

63        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$278,417,149	$—	$278,417,149
Mortgage-Backed Obligations	—	1,154,203,717	1,803,989	1,156,007,706
U.S. Government Obligations	—	7,610,974	—	7,610,974
Corporate Bonds and Notes	—	1,000,418,545	—	1,000,418,545
Short-Term Notes	—	395,871,281	—	395,871,281
Investment Company	40,200,770	—	—	40,200,770

Total Investments, at Value	40,200,770	2,836,521,666	1,803,989	2,878,526,425
Other Financial Instruments:
Futures contracts	1,930,539	—	—	1,930,539

Total Assets	$42,131,309	$2,836,521,666	$1,803,989	$2,880,456,964

Liabilities Table
Other Financial Instruments:
Futures contracts	$(199,199)	$—	$—	$(199,199)

Total Liabilities	$(199,199)	$—	$—	$(199,199)

Forward currency exchange contracts and futures contracts, if any, are reported at their

64        OPPENHEIMER TOTAL RETURN BOND FUND

3. Securities Valuation (Continued)

unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price

65        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$837,533,346
Sold securities	30,922,566

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

    Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

    Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

    At period end, the Fund pledged $1,273,066 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

66        OPPENHEIMER TOTAL RETURN BOND FUND

5. Market Risk Factors (Continued)

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to

67        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

    The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

68        OPPENHEIMER TOTAL RETURN BOND FUND

6. Use of Derivatives (Continued)

    During the reporting period, the Fund had an ending monthly average market value of $362,033,749 and $181,601,812 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

      The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the

69        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

buyer of protection to the seller of protection.

    The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

    If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

    The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

    For the reporting period, the Fund had ending monthly average notional amounts of $22,437,331 on credit default swaps to sell protection.

    Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

    At period end, the Fund had no credit default swap agreements outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy

70        OPPENHEIMER TOTAL RETURN BOND FUND

6. Use of Derivatives (Continued)

and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest rate contracts Variation margin receivable		$ 461,792*	Variation margin payable	$ 398,444*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

71        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total
Credit contracts	$—	$1,147,882	$1,147,882
Interest rate contracts	3,747,983	—	3,747,983

Total	$3,747,983	$1,147,882	$4,895,865

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total
Credit contracts	$—	$9,178	$9,178
Interest rate contracts	2,121,260	—	2,121,260

Total	$2,121,260	$9,178	$2,130,438

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	29,192,515	$199,859,305	41,494,464	$285,607,395
Dividends and/or distributions reinvested	2,109,844	14,450,494	1,789,629	12,328,873
Redeemed	(39,757,874)	(272,183,139)	(28,354,787)	(194,892,945)

Net increase (decrease)	(8,455,515)	$(57,873,340)	14,929,306	$103,043,323

Class B
Sold	36,270	$248,153	271,661	$1,857,374
Dividends and/or distributions reinvested	8,115	55,491	18,270	125,781
Redeemed	(613,942)	(4,193,640)	(920,133)	(6,332,088)

Net decrease	(569,557)	$(3,889,996)	(630,202)	$(4,348,933)

Class C
Sold	2,490,916	$17,059,039	6,670,439	$45,842,236
Dividends and/or distributions reinvested	298,480	2,046,591	288,003	1,985,931
Redeemed	(5,632,824)	(38,541,817)	(6,434,132)	(44,256,119)

Net increase (decrease)	(2,843,428)	$(19,436,187)	524,310	$3,572,048

72        OPPENHEIMER TOTAL RETURN BOND FUND

7. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class I
Sold	67,052,245	$458,608,265	10,223,053	$70,204,545
Dividends and/or distributions reinvested	2,844,023	19,464,417	2,488,394	17,131,684
Redeemed	(15,983,317)	(109,303,348)	(10,492,312)	(72,275,734)

Net increase	53,912,951	$368,769,334	2,219,135	$15,060,495

Class R
Sold	3,041,345	$20,753,130	5,293,997	$36,412,254
Dividends and/or distributions reinvested	197,783	1,354,194	155,248	1,069,307
Redeemed	(3,682,284)	(25,195,339)	(2,925,990)	(20,131,164)

Net increase (decrease)	(443,156)	$(3,088,015)	2,523,255	$17,350,397

Class Y
Sold	39,044,407	$266,113,686	25,344,323	$173,435,846
Dividends and/or distributions reinvested	789,486	5,376,972	482,236	3,305,110
Redeemed	(15,806,011)	(107,506,411)	(12,426,220)	(84,730,185)

Net increase	24,027,882	$163,984,247	13,400,339	$92,010,771

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$1,540,258,465	$1,159,117,960
U.S. government and government agency obligations	6,130,001	20,900,387
To Be Announced (TBA) mortgage-related securities	9,083,844,819	8,679,566,809

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through April 2, 2017		Fee Schedule Effective April 3, 2017
Up to $1 billion	0.50%	Up to $500 million	0.40%
Next $4 billion	0.35	Next $500 million	0.35
Over $5 billion	0.33	Next $4 billion	0.33
		Over $5 billion	0.31

The Fund’s effective management fee for the reporting period was 0.37% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the

73        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for

74        OPPENHEIMER TOTAL RETURN BOND FUND

9. Fees and Other Transactions with Affiliates (Continued)

providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
December 31, 2017	$170,439	$9,621	$7,507	$9,142	$—

Waivers and Reimbursements of Expenses. After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” to annual rates of 0.85% for Class A and 0.60% for Class Y shares. Effective April 3, 2017, these amounts were updated to the following: 0.75% for Class A,

0.40% for Class I and 0.45% for Class Y, as calculated on the daily net assets of the Fund. In addition, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable interest and fees from borrowing, interest and related expenses from inverse floaters, dividend expense, taxes, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 1.65% for Class B and Class C shares, and 1.15% for Class R shares, as calculated on the daily net assets of the Fund.

75        OPPENHEIMER TOTAL RETURN BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$501,654
Class B	334
Class C	7,890
Class I	71,048
Class R	3,904
Class Y	277,103

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

    Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$91,861
Class B	472
Class C	17,481
Class R	9,652
Class Y	32,723

This fee waiver and/or reimbursement may be terminated at any time.

    The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $40,363 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a

$1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

76        OPPENHEIMER TOTAL RETURN BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Integrity Funds:

Opinion on the Financial Statements

    We have audited the accompanying statement of assets and liabilities of Oppenheimer Total Return Bond Fund, formerly Oppenheimer Core Bond Fund, (the “Fund”), a separate fund of Oppenheimer Integrity Funds, including the statement of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

    These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

    We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

    We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

February 23, 2018

77        OPPENHEIMER TOTAL RETURN BOND FUND

FEDERAL INCOME TAX INFORMATION

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

    None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

    Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation.

In early 2018, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

    Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $44,653,728 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

78        OPPENHEIMER TOTAL RETURN BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS

    The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together, the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

    The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

    Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

    Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

79        OPPENHEIMER TOTAL RETURN BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Continued

    The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter Strzalkowski, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

    Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail intermediate-term bond funds. The Board noted that the Fund outperformed its category median for the three- and five-year periods, although it underperformed its category median for the one- and ten-year periods. The Board noted that performance has been consistently strong since the appointment of new portfolio managers effective April 1, 2009. In that regard, the Board observed that when it considered the Fund’s performance record one year prior the Fund had outperformed its category median for all periods, except the ten-year period.

    Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail intermediate-term bond funds with comparable asset levels and distribution features. The Board considered that the Fund’s contractual management fee and total expenses were lower than their respective peer group medians and category medians. The Board also considered that the Adviser has agreed to contractually limit the total annual operating expenses after fee waiver and/or reimbursement for all classes of shares of the Fund so that total expenses, as percentage of average daily net assets, will not exceed the following annual rates: 0.75% for Class A Shares, 0.40% for Class I shares, 1.65% for Class B and Class C Shares, 1.15% for Class R Shares, and 0.45% for Class Y Shares. The Board also considered that Adviser has contractually agreed to waive fees and/or reimburse Fund

80        OPPENHEIMER TOTAL RETURN BOND FUND

expenses in an amount equal to the management fees incurred indirectly through the Fund’s investments in funds managed by the Adviser or its affiliates. Each of these fee waivers and/ or expense reimbursements may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

    Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

    Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

    Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission rules.

    Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

81        OPPENHEIMER TOTAL RETURN BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

    Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

82        OPPENHEIMER TOTAL RETURN BOND FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Total Return Bond Fund	12/29/17	98.9%	0.0%	1.1%

83        OPPENHEIMER TOTAL RETURN BOND FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Member (1984-1999) of Young Presidents Organization. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February. 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-

84        OPPENHEIMER TOTAL RETURN BOND FUND

Jon S. Fossel, Continued	Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2008) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985- 1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 54 portfolios in the

85        OPPENHEIMER TOTAL RETURN BOND FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Victoria J. Herget, Continued	OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2001) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999- July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 54 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 54 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

86        OPPENHEIMER TOTAL RETURN BOND FUND

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 111 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski, Vice President (since 2009) Year of Birth: 1965	Senior Vice President of the Sub-Adviser (since January 2016); Senior Portfolio Manager of the Sub-Adviser (since August 2007); co-Team Leader for the Sub- Adviser’s Investment Grade Fixed Income Team (since January 2014); Vice President of the Sub-Adviser (August 2007-January 2016); a member of the Sub-Adviser’s Investment Grade Fixed Income Team (April 2009-January 2014). Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007); Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006); Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); Vice President and Senior Fixed Income Portfolio Manager at

87        OPPENHEIMER TOTAL RETURN BOND FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Peter A. Strzalkowski, Continued	First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 111 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 111 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 111 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 111 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

88        OPPENHEIMER TOTAL RETURN BOND FUND

OPPENHEIMER TOTAL RETURN BOND FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services
Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

89        OPPENHEIMER TOTAL RETURN BOND FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

•	Applications or other forms.
•	When you create a user ID and password for online account access.
•	When you enroll in eDocs Direct,SM our electronic document delivery service.
•	Your transactions with us, our affiliates or others.
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

90        OPPENHEIMER TOTAL RETURN BOND FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

91        OPPENHEIMER TOTAL RETURN BOND FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

92        OPPENHEIMER TOTAL RETURN BOND FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

93        OPPENHEIMER TOTAL RETURN BOND FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

94        OPPENHEIMER TOTAL RETURN BOND FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

95        OPPENHEIMER TOTAL RETURN BOND FUND

Visit us at oppenheimerfunds.com for 24-hr access to
account information and transactions or call us at 800.CALL
OPP (800.225.5677) for 24-hr automated information and
automated transactions. Representatives also available
Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0285.001.1217 February 23, 2018

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $59,400 in fiscal 2017 and $57,700 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $6,000 in fiscal 2017 and $6,300 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,986 in fiscal 2017 and $232,185 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $591,136 in fiscal 2017 and $645,284 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $984,122 in fiscal 2017 and $883,769 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Integrity Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	2/16/2018